SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule 14a-12
[_]  Confidential, For Use of the
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[_]  Definitive Additional Materials

AUTOMATIC DATA PROCESSING, INC.
------------------------------------------------------------------------------------------------------------------------------------------------------

(Name of Registrant as Specified In Its Charter)

------------------------------------------------------------------------------------------------------------------------------------------------------

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:
____________________________________________________________________________________
2)  Aggregate number of securities to which transaction applies:
3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)  Proposed maximum aggregate value of transaction:
____________________________________________________________________________________
5)  Total fee paid:
[_] Fee paid previously with preliminary materials:
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
____________________________________________________________________________________
      1) Amount previously paid:
____________________________________________________________________________________
      2) Form, Schedule or Registration Statement No.:
____________________________________________________________________________________
      3) Filing Party:
____________________________________________________________________________________
      4) Date Filed:

AUTOMATIC DATA PROCESSING, INC. One ADP Boulevard • Roseland, New Jersey 07068 ___________________________ NOTICE OF 2007 ANNUAL MEETING OF STOCKHOLDERS ___________________________

     The 2007 Annual Meeting of Stockholders of Automatic Data Processing, Inc. will be held at 10:00 a.m., Tuesday, November 13, 2007 at our corporate headquarters, One ADP Boulevard, Roseland, New Jersey, for the following purposes:

1.	to elect a board of directors;

2.	to ratify the appointment of Deloitte & Touche LLP, an independent registered public accounting firm, to serve as our independent certified public accountants for the fiscal year 2008; and

3.	to transact any other business that may properly come prior to the meeting or any adjournment(s) thereof.

     Stockholders of record at the close of business on September 14, 2007 are entitled to vote at the meeting. Each stockholder is entitled to one vote for each share of common stock held at that time.

     Admission to the meeting is restricted to stockholders and/or their designated representatives. If your shares are registered in your name and you plan to attend the meeting, your admission ticket will be the top portion of the proxy card. If your shares are in the name of your broker or bank or you received your proxy materials electronically, you will need to bring evidence of your stock ownership, such as your most recent brokerage account statement. All stockholders will be required to show valid picture identification. If you do not have valid picture identification and either an admission ticket or proof of your stock ownership, you will not be admitted to the meeting. For security purposes packages and bags will be inspected and you may be required to check these items. Please arrive early enough to allow yourself adequate time to clear security.

By order of the Board of Directors

JAMES B. BENSON
Secretary
September 26, 2007
Roseland, New Jersey

     The presence in person and/or the representation by proxy of the holders of record of a majority of the issued and outstanding shares of stock entitled to vote at the meeting constitutes a quorum. If you do not expect to be present at the meeting, you may vote your shares of stock by phone, via the Internet or by executing and promptly returning the accompanying proxy in the enclosed envelope, which requires no postage if mailed in the United States.

PROXY STATEMENT ANNUAL MEETING OF STOCKHOLDERS OF AUTOMATIC DATA PROCESSING, INC. One ADP Boulevard • Roseland, New Jersey 07068 TO BE HELD ON NOVEMBER 13, 2007 SOLICITATION AND REVOCATION OF PROXY

     The board of directors of Automatic Data Processing, Inc. is soliciting proxies for the forthcoming Annual Meeting of Stockholders. Each stockholder has the power to revoke a proxy at any time prior to voting at the meeting by notifying in writing the company’s secretary. The company will bear all expenses in connection with this solicitation. This Proxy Statement and the accompanying proxy are being mailed to stockholders on or about September 26, 2007.

     The only outstanding class of securities entitled to vote at the meeting is our common stock, par value $.10 per share. At the close of business on September 14, 2007, the record date for determining stockholders entitled to notice of and to vote at the meeting, we had 527,763,404 issued and outstanding shares of common stock (excluding 110,939,265 treasury shares not entitled to vote). Each outstanding share of common stock is entitled to one vote with respect to each matter to be voted on at the meeting.

     The representation in person or by proxy of a majority of the issued and outstanding shares of stock entitled to vote at the meeting constitutes a quorum. Under our Amended and Restated Certificate of Incorporation and By-Laws and under Delaware law, abstentions and “non-votes” are counted as present in determining whether the quorum requirement is satisfied. A non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote thereon is required to elect a director, provided that if the number of nominees exceeds the number of directors to be elected (a situation that the company does not anticipate), the directors shall be elected by the vote of a plurality of the shares represented in person or by proxy. The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote thereon is required to ratify the appointment of Deloitte & Touche LLP, an independent registered public accounting firm, as the company’s independent certified public accountants. With respect to the election of directors, votes may be cast in favor of all nominees, withheld from all nominees or withheld from specifically identified nominees. Votes that are withheld will have the effect of a negative vote, provided that if the number of nominees exceeds the number of directors to be elected, withheld votes will be excluded entirely and will have no effect on the vote. With respect to the ratification of the appointment of Deloitte & Touche LLP, votes may be cast in favor of or against the proposal, or a stockholder may abstain from voting on the proposal. Abstentions will have the effect of a negative vote. Under applicable Delaware law, a non-vote will have no effect on the outcome of any of the matters referred to in this proxy statement. Under the rules of the New York Stock Exchange, brokers that do not receive voting instructions from their stockholders are entitled to vote on the election of directors and ratification of the appointment of Deloitte & Touche LLP.

     Our board of directors has adopted a policy whereby stockholders’ proxies are received by our independent tabulators and the vote is certified by independent inspectors of election. Proxies and ballots identifying the vote of individual stockholders will be kept confidential from our management and directors, except as necessary to meet legal requirements in cases where stockholders request disclosure or in a contested election.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Directors

     Properly executed proxies will be voted as marked. Unmarked proxies will be voted in favor of electing the persons named below (each of whom is now a director) as directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified. If any nominee is no longer a candidate at the time of the meeting (a situation that we do not anticipate), proxies will be voted in favor of remaining nominees and may be voted for substitute nominees designated by the board of directors.

		Served as a
		Director
		Continuously
Name	Age	Since	Principal Occupation
Gregory D. Brenneman	45	2001	President and Chief Executive Officer of Quiznos, a national quick-service restaurant chain, and Chairman and Chief Executive Officer of TurnWorks, Inc., a private equity firm(1)

Leslie A. Brun	55	2003	Chairman and Chief Executive Officer of Sarr Group, LLC, a private equity firm(2)

Gary C. Butler	60	1996	President and Chief Executive Officer of Automatic Data Processing, Inc.(3)

Leon G. Cooperman	64	1991	Chairman and Chief Executive Officer of Omega Advisors, Inc., an investment partnership(4)

Eric C. Fast	58	2007	President and Chief Executive Officer of Crane Co.(5)

R. Glenn Hubbard	49	2004	Dean of Columbia University’s Graduate School of Business(6)

John P. Jones	56	2005	Chairman and Chief Executive Officer of Air Products and Chemicals, Inc.(7)

Frederic V. Malek	70	1978	Chairman of Thayer Capital Partners, a merchant banking firm(8)

Gregory L. Summe	50	2007	Chairman and Chief Executive Officer of PerkinElmer, Inc.(9)

Henry Taub	80	1961	Honorary Chairman(10)
____________________

(1)	Mr. Brenneman has been president and chief executive officer of Quiznos since January 2007 and chairman and chief executive officer of TurnWorks, Inc. since April 2006, from October 2002 to July 2004 and also from May 2001 to June 2002. He was chief executive officer of Burger King Corporation from July 2004 to April 2006. He was president and chief executive officer of PwC Consulting from June 2002 to October 2002. Mr. Brenneman is also a director of The Home Depot, Inc.

(2)	Mr. Brun is chairman and chief executive officer of Sarr Group, LLC. He is the founder and chairman emeritus of Hamilton Lane. From 1991 until 2005 he was the chairman of Hamilton Lane. He is a trustee of Episcopal Academy in Merion, PA and the University of Buffalo Foundation, Inc. Mr. Brun is also a member of the board of Fortune Management, Inc. and Broadridge Financial Solutions, Inc.

(3)	Mr. Butler became president and chief executive officer of the company on August 31, 2006. He was president and chief operating officer of the company from April 1998 to August 31, 2006. He is also a director of Liberty Mutual Holding Company, Inc. and CIT Group Inc.

(4)	Mr. Cooperman has been chairman and chief executive officer of Omega Advisors, Inc. since 1991.

(5)	Mr. Fast has been president and chief executive officer of Crane Co. since April 2001.

(6)	Mr. Hubbard was named the dean of Columbia University’s Graduate School of Business in 2004 and has been the Russell L. Carson professor of finance and economics since 1994. From February 2001 until March 2003 he was chairman of the U.S. Council of Economic Advisors. He is also a director of Duke Realty Corporation, Information Services Group, Inc., KKR Financial Holdings, LLC, and MetLife, Inc.

(7)	Mr. Jones has been chairman and chief executive officer of Air Products and Chemicals, Inc. since December 2000. He is also a director of Sunoco, Inc.

(8)	Mr. Malek has been chairman of Thayer Capital Partners since 1992. He is also a director of CB Richard Ellis Services, Inc.

(9)	Mr. Summe has been chairman and chief executive officer of PerkinElmer, Inc. since 1999. Mr. Summe is a director of State Street Corporation.

(10)	Mr. Taub has been honorary chairman of our board of directors since 1986.

Stockholder Approval Required

     At the 2007 Annual Meeting of Stockholders, directors shall be elected by the affirmative vote of the holders of a majority of the shares represented in person or by proxy, provided that if the number of nominees exceeds the number of directors to be elected (a situation we do not anticipate), the directors shall be elected by the vote of a plurality of the shares represented in person or by proxy.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS.

Corporate Governance

     During fiscal year 2007, our board of directors held eleven meetings. All directors attended at least 75%, in the aggregate, of the meetings of the board of directors and the committees of which they were members.

     The board of directors’ categorical standards of director independence are consistent with the New York Stock Exchange listing guidelines and are available online at www.adp.com/about_governance.asp. Directors meeting these standards are considered to be “independent.” Messrs. Brenneman, Brun, Cooperman, Fast, Hubbard, Jones, Malek and Summe meet these standards and are, therefore, considered to be independent directors. Messrs. Butler and Taub do not meet these standards and are, therefore, not considered to be independent directors. Based on the foregoing categorical standards, all current members of the audit, compensation and nominating/corporate governance committees are independent.

     The table below provides membership and meeting information for each of the committees of the board of directors.

Nominating/Corporate
Name	Audit	Compensation	Governance
Gregory D. Brenneman	X (financial expert)	X (chairman)
Leslie A. Brun		X
Leon G. Cooperman	X (chairman, financial expert)		X
Eric C. Fast(*)	X (financial expert)
R. Glenn Hubbard	X (financial expert)	X
John P. Jones		X	X (chairman)
Frederic V. Malek		X	X
Gregory L. Summe(*)			X
Meetings held in fiscal 2007	6	8	3
____________________

*	Became a director and a committee member on September 10, 2007.

     Executive sessions

     Executive sessions of the non-management directors are held during each board of directors and committee meeting. We have had a procedure by which the presiding director at each executive session of board of directors’ meetings shall change each meeting and shall rotate, consecutively, among the independent chairpersons of the audit, compensation and nominating/corporate governance committees. Upon Arthur F. Weinbach’s retirement, Leslie A. Brun, who will be our new independent non-executive chairman of the board, will preside at each such executive session of the board of directors.

     Director Nomination Process

     When the board of directors decides to recruit a new member it seeks strong candidates who, ideally, meet all of its categorical standards of director independence, and who are, preferably, senior executives of large companies who have backgrounds directly related to our technologies, markets and/or clients. Additionally candidates should possess the following personal characteristics: (i) business community respect for his or her integrity, ethics, principles, insights and analytical ability; and (ii) ability and initiative to frame insightful questions, speak out and challenge questionable assumptions and disagree without being disagreeable. The nominating/corporate governance committee will not consider candidates who lack the foregoing personal characteristics. The nominating/corporate governance committee will also consider director candidates recommended by the stockholders. Stockholders wishing to recommend nominees for a director position should submit their recommendations in writing to the nominating/corporate governance committee in care of the company’s secretary at our principal executive offices. Candidates recommended by the stockholders will be considered using the same process and evaluation criteria as set forth above for proposed new members recruited by the board of directors.

     Retirement Policy

     The mandatory retirement age for directors is 72, except as noted below. The nominating/corporate governance committee may annually recommend that the board of directors waive the mandatory retirement age requirement for any director, except persons who first became directors after May 14, 2002. The board of directors waived the mandatory retirement age requirement for Mr. Taub, the company’s founder, based on his contributions to and involvement in the board of directors so that he may be nominated at this Annual Meeting of Stockholders to serve as director for the upcoming year. Each director will automatically retire from the board of directors at the company’s Annual Meeting of Stockholders following the date he or she turns 72. Management directors who are no longer officers of the company are required to resign from the board of directors. However, the chief executive officer, with the board of director’s approval, may continue to serve as a director following the date he or she ceases to be our chief executive officer until the next annual meeting of stockholders and, if re-elected at such meeting, may serve one additional year.

     Audit Committee

     The audit committee acts under a written charter available online at http://www.adp.com/about_governance_audit. asp. The members of the audit committee satisfy the independence requirements of the New York Stock Exchange. The audit committee’s principal functions are to:

  assist the board of directors in fulfilling its oversight responsibilities with respect to (i) our systems of internal controls regarding finance, accounting, legal compliance and ethical behavior, (ii) our auditing, accounting and financial reporting processes generally, (iii) our financial statements and other financial information which we provide to our stockholders, the public and others, (iv) our compliance with legal and regulatory requirements, and (v) the performance of our corporate audit department and our independent auditors;

  appoint, compensate, retain and oversee the work of any accounting firm preparing and issuing an audit report or performing other audit, review or attestation services for us (including resolution of disagreements between management and our independent auditors regarding financial reporting);

  review in advance and pre-approve all services, including fees and other terms of engagement, to be provided by our independent auditors, as permitted by applicable rules and regulations and the Auditor Independence Policy (which is discussed in further detail below under “Independent Registered Public Accounting Firms’ Fees”);

  review and approve disclosures required to be included in the Securities and Exchange Commission periodic reports filed under the Securities Exchange Act of 1934, as amended; and

  review the performance of our internal auditors and our independent auditors on at least an annual basis.

     Nominating/Corporate Governance Committee

     The nominating/corporate governance committee acts under a written charter that may be viewed online at http:// www.adp.com/about_governance_corporate.asp. The members of the nominating/corporate governance committee satisfy the independence requirements of the New York Stock Exchange. The principal functions of the nominating/corporate governance committee are to:

  develop policies on the size and composition of the board of directors;

  identify individuals qualified to become members of the board of directors and review candidates for board membership;

  recommend a slate of nominees to the board of directors annually;

  ensure that the audit, compensation and nominating/corporate governance committees of the board of directors have the benefit of qualified and experienced independent directors;

  review and reassess the adequacy of the board of directors’ corporate governance principles (which are available online at www.adp.com/about_governance.asp) and recommend changes as appropriate; and

  advise the full board of directors on corporate governance matters.

     Compensation Committee

     The compensation committee acts under a written charter available online at http://www.adp.com/about_governance_ compensation.asp. The members of the compensation committee satisfy the independence requirements of the New York Stock Exchange. In addition, each member of the compensation committee is a “Non-Employee Director” as defined in Rule 16b-3 under the Exchange Act and an “outside director” as defined in the regulations under Section 162(m) of the Internal Revenue Code. There were eight meetings of the compensation committee in fiscal year 2007, all of which involved executive sessions with no executives of the company present.

     The compensation committee sets and administers our executive compensation program. See “Compensation Discussion and Analysis” below.

     The compensation committee is authorized to engage the services of outside advisors, experts and others to assist the committee. For fiscal year 2007, the committee engaged the services of Frederic W. Cook & Co., Inc., an independent compensation consulting firm specializing in executive and director compensation.

Compensation Committee Interlocks and Insider Participation

     Messrs. Brenneman, Brun, Hubbard, Jones and Malek are the five independent directors who sit on the compensation committee. No compensation committee member has ever been an officer of the company. During fiscal year 2007 and as of the date of this proxy statement no compensation committee member has been an employee of the company or eligible to participate in our employee compensation programs or plans, other than the 2000 Stock Option Plan under which the non-employee directors receive option grants. None of executive officers of the company have served on the compensation committee or on the board of directors of any entity that employed any of the compensation committee members or directors of the company.

Compensation of Non-Employee Directors

     During fiscal year 2007, pursuant to our 2003 Director Stock Plan, all non-employee directors were paid an annual retainer of $65,000 in the form of restricted stock units of our common stock, plus $2,000 in cash for each board of directors meeting attended. In addition, non-employee directors were paid $1,500 in cash for each committee meeting attended. Further, the chairperson of the audit committee was paid an additional annual retainer of $10,000 in cash and the chairperson of each of the compensation committee and the nominating/corporate governance committee was paid an additional annual retainer of $5,000 in cash.

     During fiscal year 2007, the non-employee directors were entitled to participate in the 2000 Stock Option Plan. Under the 2000 Stock Option Plan, upon initial election to the board of directors, a non-employee director receives a grant of options to purchase 5,000 shares of common stock if such director will attend a regularly scheduled board of directors meeting prior to the next Annual Meeting of Stockholders. Thereafter, a non-employee director receives an annual grant of options to purchase 5,000 shares of common stock. All options are granted at the fair market value of the common stock as determined by the closing price of our common stock on the New York Stock Exchange Composite Tape on the date of the grant. All options granted under this plan have a term of ten years. In November 2006, each non-employee director except for Arthur F. Weinbach was granted options to purchase 5,487 shares of common stock at an exercise price of $44.41 per share (after adjustment of the number of shares granted and the exercise price to reflect the tax-free spinoff of our former Brokerage Services Group business on March 30, 2007). In January 2007, we granted Mr. Weinbach options to purchase 5,487 shares of common stock at an exercise price of $42.94 per share. Twenty percent of the options become exercisable on the first anniversary of the option’s grant date, and twenty percent become exercisable on each successive anniversary date thereafter until all such options become exercisable. Such options vest only while serving in such capacity, unless certain specified events occur, such as death or disability, in which case the options immediately vest and become fully exercisable. In addition, non-employee directors who have been non-employee directors for at least ten years will have all of their options vested upon retirement from the board of directors and will have 36 months to exercise their options. Non-employee directors who served as non-employee directors for less than ten years when they retire or otherwise leave the board will not qualify for accelerated vesting, but will have 60 days to exercise their then vested options. Notwithstanding the foregoing, all options will expire no more than ten years from their date of grant.

     Non-employee directors elected after August 13, 1997 are not eligible to receive a pension from the company. A non-employee director attaining the age of 70 (who was a director on August 13, 1997) who retires after 20 years of service will receive an annual pension of $25,000 for the remainder of his or her life. If such non-employee director retires after having attained the age of 65 with 15 years of service, he or she will receive an annual pension of $12,500 for the remainder of his or her life.

     The following table shows compensation for our non-employee directors for fiscal year 2007.

DIRECTOR COMPENSATION TABLE FOR FISCAL YEAR 2007

				Change in
				Pension
				Value and
				Nonqualified
	Fees Earned			Deferred	All Other
	or Paid in	Stock	Option	Compensation	Compensation(12)
Name	Cash(8)($)	Awards(9) ($)	Awards(10) ($)	Earnings(11) ($)	($)		Total ($)
(a)	(b)	(c)	(d)	(e)	(f)		(g)
Gregory D. Brenneman(1)	$37,500	$65,000	$87,484	$0	$3,954		$193,938
Leslie A. Brun(2)	$33,000	$65,000	$96,448	$0	$3,954		$198,402
Leon G. Cooperman(3)	$40,000	$65,000	$97,224	$7,450	$3,954		$213,628
R. Glenn Hubbard	$21,000	$65,000	$60,840	$0	$8,336		$155,176
John P. Jones	$27,000	$65,000	$48,329	$0	$2,407		$142,736
Ann Dibble Jordan(4)	$26,000	$65,000	$96,210	$5,766	$3,954		$196,930
Harvey M. Krueger(5)	$4,000	$0	$0	$0	$745		$4,745
Frederic V. Malek	$29,500	$65,000	$86,480	$112,396	$43,954		$337,330
Henry Taub(6)	$0	$0	$0	$30,055	$60,750	(13)	$90,805
Arthur F. Weinbach(7)	$0	$0	$0	$0	$0		$0
____________________

(1)	Chairman of the compensation committee - $5,000 annual retainer included in fees earned.

(2)	Chairman of the nominating/corporate governance committee until August 9, 2007 - $5,000 annual retainer included in fees earned.

(3)	Chairman of the audit committee - $10,000 annual retainer included in fees earned.

(4)	Ms. Jordan retired on August 9, 2007.

(5)	Mr. Krueger retired on August 10, 2006. Mr. Krueger is currently receiving his pension benefit; taking such payments into account, his accrued pension benefit decreased by $7,453.

(6)	Honorary chairman of board of directors since 1986.

(7)	Mr. Weinbach’s compensation is reflected in the Summary Compensation Table. Mr. Weinbach is not standing for re-election at this meeting.

(8)	Messrs. Brun, Cooperman, Hubbard, Jones and Malek elected to have their board and committee fees deferred under a program that permits the directors to defer up to 100% of annual board and committee fees. Annual retainers paid to committee chairmen may not be deferred. A director may specify whether, upon separation from the board, he or she would like to receive the amounts in the deferred account in a lump sum payment or in a series of substantially equal annual payments over a period ranging from two to ten years.

(9)	Represents annual retainer credited in restricted stock units to a director’s annual retainer account. See “2003 Director Stock Plan” below. Amounts set forth in the Stock Awards column represent the dollar amount recognized for financial statement reporting purposes for fiscal year 2007 as computed in accordance with Statement of Financial Accounting Standards No. 123(R). For the methodology of how the SFAS 123R amount is calculated, please see Note 14 to our audited consolidated financial statements for the fiscal year ended June 30, 2007 included in our annual report on Form 10-K for the fiscal year ended June 30, 2007. See “Director Outstanding Restricted Stock Units” table below for the number of outstanding restricted stock units at fiscal year-end and grant date fair value for each director (which information has been adjusted to reflect the spin-off of our former Brokerage Services Group business on March 30, 2007).

(10)	Amounts set forth in the Option Awards column represent the dollar amount recognized for financial statement reporting purposes for fiscal year 2007 as computed in accordance with SFAS 123R, disregarding estimates of forfeitures related to service-based vesting conditions. For the methodology of how SFAS 123R amount is calculated, please see Note 14 to our audited consolidated financial statements for the fiscal year ended June 30, 2007 included in our annual report on Form 10-K for the fiscal year ended June 30, 2007. See “Director Outstanding Options” table below for additional information on option awards outstanding at June 30, 2007 (which information has been adjusted to reflect the spin-off of our former Brokerage Services Group business on March 30, 2007).

(11)	Reflects the aggregate increase in the present value of the pension benefit. Non-employee directors who joined the board after August 13, 1997 are not eligible to receive this benefit. The present value is determined based on a discount rate of 6.25% and GATT-2003 mortality table.

(12)	Reflects payment of dividend equivalents on restricted stock units for each director in the following amounts: Mr. Brenneman, $3,954; Mr. Brun, $3,954; Mr. Cooperman, $3,954; Mr. Hubbard, $3,336; Mr. Jones, $2,407; Ms. Jordan, $3,954; Mr. Krueger, $745; and Mr. Malek, $3,954. Also includes contributions by the ADP Foundation that match the charitable gifts made by our directors in the following amounts: Mr. Hubbard, $5,000 and Mr. Malek, $40,000. The ADP Foundation makes matching charitable contributions in an amount not to exceed $20,000 in a calendar year in respect of any given director’s charitable contributions for that charitable year. Since our fiscal year does not coincide with the calendar year, Mr. Malek’s contributions exceeded $20,000 in fiscal year 2007, but did not exceed $20,000 in any relevant calendar year.

(13)	Reflects a $50,000 salary earned as an employee, and use of a car leased by the company with an aggregate incremental cost to the company of $10,750.

Director Outstanding Restricted Stock Units
		Number of Restricted	Grant Date
Name	Grant Date	Stock Units	Fair Market Value
Greg D. Brenneman	11/13/2003	1,538	65,000
	11/11/2004	1,344	65,000
	11/10/2005	1,534	65,000
	11/14/2006	1,462	65,000

Leslie A. Brun	11/13/2003	1,538	65,000
	11/11/2004	1,344	65,000
	11/10/2005	1,534	65,000
	11/14/2006	1,462	65,000

Leon G. Cooperman	11/13/2003	1,538	65,000
	11/11/2004	1,344	65,000
	11/10/2005	1,534	65,000
	11/14/2006	1,462	65,000

R. Glenn Hubbard	11/13/2003	722	30,514
	11/11/2004	1,344	65,000
	11/10/2005	1,534	65,000
	11/14/2006	1,462	65,000

John P. Jones	11/11/2004	837	40,480
	11/10/2005	1,534	65,000
	11/14/2006	1,462	65,000

Ann Dibble Jordan	11/13/2003	1,538	65,000
	11/11/2004	1,344	65,000
	11/10/2005	1,534	65,000
	11/14/2006	1,462	65,000

Frederic V. Malek	11/13/2003	1,538	65,000
	11/11/2004	1,344	65,000
	11/10/2005	1,534	65,000
	11/14/2006	1,462	65,000

Director Outstanding Options

		Expiration	Exercise	Grant Date Fair	Outstanding Stock
Name	Grant Date	Date	Price	Market Value	Options
Greg D. Brenneman	8/13/2001	8/12/2011	$44.0566	$208,239	13,718
	8/11/2003	8/10/2013	$34.4525	$164,890	13,718
	8/11/2003	8/10/2013	$34.4525	$131,920	10,975
	11/11/2003	11/10/2013	$35.7419	$65,625	5,487
	11/9/2004	11/8/2014	$40.8901	$67,929	5,487
	11/8/2005	11/7/2015	$42.3390	$57,284	5,487
	11/14/2006	11/13/2016	$44.4119	$62,826	5,487

Leslie A. Brun	1/28/2003	1/27/2013	$31.7189	$144,313	13,718
	8/11/2003	8/10/2013	$34.4525	$164,890	13,718
	8/11/2003	8/10/2013	$34.4525	$131,920	10,975
	11/11/2003	11/10/2013	$35.7419	$65,625	5,487
	11/9/2004	11/8/2014	$40.8901	$67,929	5,487
	11/8/2005	11/7/2015	$42.3390	$57,284	5,487
	11/14/2006	11/13/2016	$44.4119	$62,826	5,487

Leon G. Cooperman	11/13/2001	11/12/2011	$50.0249	$202,889	13,718
	8/11/2003	8/10/2013	$34.4525	$164,890	13,718
	8/11/2003	8/10/2013	$34.4525	$131,920	10,975
	11/11/2003	11/10/2013	$35.7419	$65,625	5,487
	11/9/2004	11/8/2014	$40.8901	$67,929	5,487
	11/8/2005	11/7/2015	$42.3390	$57,284	5,487
	11/14/2006	11/13/2016	$44.4119	$62,826	5,487

R. Glenn Hubbard	3/17/2004	3/16/2014	$38.0791	$79,671	5,487
	11/9/2004	11/8/2014	$40.8901	$67,929	5,487
	11/8/2005	11/7/2015	$42.3390	$57,284	5,487
	11/14/2006	11/13/2016	$44.4119	$62,826	5,487

John P. Jones	1/27/2005	1/26/2015	$39.4003	$53,827	5,487
	11/8/2005	11/7/2015	$42.3390	$57,284	5,487
	11/14/2006	11/13/2016	$44.4119	$62,826	5,487

Ann Dibble Jordan	1/5/1998	1/4/2008	$27.4636	$117,539	16,462
	1/16/2003	1/15/2013	$33.1677	$144,313	13,718
	8/11/2003	8/10/2013	$34.4525	$164,890	13,718
	8/11/2003	8/10/2013	$34.4525	$131,920	10,975
	11/11/2003	11/10/2013	$35.7419	$65,625	5,487
	11/9/2004	11/8/2014	$40.8901	$67,929	5,487
	11/8/2005	11/7/2015	$42.3390	$57,284	5,487
	11/14/2006	11/13/2016	$44.4119	$62,826	5,487

Harvey M. Krueger	11/2/1999	11/1/2009	$43.3390	$117,621	8,231
	8/11/2003	8/10/2013	$34.4525	$164,890	13,718
	8/11/2003	8/10/2013	$34.4525	$131,920	10,975
	11/11/2003	11/10/2013	$35.7419	$65,625	5,487
	11/9/2004	11/8/2014	$40.8901	$67,929	5,487
	11/8/2005	11/7/2015	$42.3390	$57,284	5,487

Frederic V. Malek	11/2/1999	11/1/2009	$43.3390	$117,621	8,231
	8/11/2003	8/10/2013	$34.4525	$164,890	13,718
	8/11/2003	8/10/2013	$34.4525	$131,920	10,975
	11/11/2003	11/10/2013	$35.7419	$65,625	5,487
	11/9/2004	11/8/2014	$40.8901	$67,929	5,487
	11/8/2005	11/7/2015	$42.3390	$57,284	5,487
	11/14/2006	11/13/2016	$44.4119	$62,826	5,487

2003 Director Stock Plan

     The company adopted share ownership guidelines that are intended to promote ownership in the company’s stock by our non-employee directors and to align their financial interests more closely with those of other stockholders of the company. Under the share ownership guidelines, and pursuant to the 2003 Director Stock Plan, each non-employee director will be credited with an annual grant of restricted stock units on the date established by the board for the payment of the annual retainer, equal in number to the annual retainer (which in fiscal year 2007 was $65,000), divided by the average of the high and low sale prices of a share of our common stock on a date the annual retainer is credited. We are increasing the annual retainer paid to our directors by $40,000 effective for fees earned after our 2007 Annual Meeting of Stockholders. Non-employee directors will be allowed to receive, at their election, the additional $40,000 either as restricted stock units or in cash. They will each continue to receive $65,000 of their annual retainer in the form of restricted stock units regardless of their election with respect to the additional $40,000. The annual retainer is fully vested when credited to a director’s annual retainer account. When a dividend is paid on our common stock, each director’s account is credited with an amount equal to the cash dividend. When a director ceases to serve on our board, such director will receive a number of shares of common stock equal to the number of restricted stock units in such director’s account and a cash payment equal to the dividend payments accrued, plus interest from the date such dividend equivalents were credited. The interest will be paid with respect to each twelve month period beginning on November 1 of such period to the date of payment and will be equal to the rate for five-year U.S. Treasury Notes published in The Wall Street Journal on the first business day of November of each such twelve month period plus 0.50%. Non-employee directors do not have any voting rights with respect to their restricted stock units.

Security Ownership of Certain Beneficial Owners and Management

     The following table contains information regarding the beneficial ownership of common stock by (i) each director and nominee for director of the company, (ii) each of our executive officers included in the Summary Compensation Table below (we refer to such executive officers as “named executive officers”), and (iii) all company directors and executive officers as a group (including the named executive officers). We are not aware of any stockholders that are the beneficial owners of more than 5% of the outstanding shares of common stock. Unless otherwise noted in the footnotes following the table, each person listed below has sole voting and investment power over the shares of common stock reflected in the table. The address of each person named is P.O. Box 34, Roseland, New Jersey, 07068, unless otherwise noted. The information in the table is as of August 31, 2007, with the exception of the beneficial ownership of common stock by Messrs. Fast and Summe, which is reported as of September 11, 2007 following their election to our board of directors on September 10, 2007.

	Amount and Nature of
Name of Beneficial Owner	Beneficial Ownership (1)	Percent
James B. Benson(2)	251,821	*
Gregory D. Brenneman	42,641	*
Leslie A. Brun	41,895	*
Gary C. Butler	1,386,785	*
Leon G. Cooperman(3)	112,741	*
Eric C. Fast	0	*
R. Glenn Hubbard	14,840	*
John P. Jones	7,124	*
Frederic V. Malek(4)	47,898	*
S. Michael Martone	334,889	*
Christopher R. Reidy	20,163	*
Dan Sheldon	9,142	*
George I. Stoeckert	392,821	*
Gregory L. Summe	0	*
Henry Taub(5)	4,969,143	*
Arthur F. Weinbach(6)	2,424,016	*
Directors and executive officers as a group (26 persons,
including those directors and executive officers named above)(7)	11,101,397	2.096%
____________________

*	Indicates less than one percent.

(1)	Includes shares that may be acquired upon the exercise of options granted by the company that are exercisable on or prior to October 30, 2007. The shares beneficially owned include: (i) the following shares subject to such options granted to the following directors and executive officers: 184,733 (Mr. Benson), 36,763 (Mr. Brenneman), 34,017 (Mr. Brun), 1,003,004 (Mr. Butler), 38,408 (Mr. Cooperman), 8,778 (Mr. Hubbard), 3,291 (Mr. Jones), 34,020 (Mr. Malek), 209,876 (Mr. Martone), 237,415 (Mr. Stoeckert) and 1,778,761 (Mr. Weinbach); and (ii) 4,337,544 shares subject to such options granted to the directors and executive officers as a group.

(2)	Excludes an aggregate of 1,316 shares of common stock owned outright by members of Mr. Benson’s immediate family or by trusts of which members of Mr. Benson’s immediate family were potential beneficiaries. Mr. Benson disclaims beneficial ownership of such shares.

(3)	Includes 33,455 shares, representing the gain from exercising an option to purchase 38,000 shares of common stock on October 15, 2001. Mr. Cooperman deferred receipt of the shares representing such gain.

(4)	Excludes an aggregate of 3,200 shares of common stock owned outright by members of Mr. Malek’s immediate family or by trusts of which members of Mr. Malek’s immediate family were potential beneficiaries. Mr. Malek disclaims beneficial ownership of such shares.

(5)	Excludes an aggregate of 313,665 shares of common stock owned outright by members of Mr. Taub’s immediate family or by trusts of which members of Mr. Taub’s immediate family were potential beneficiaries. Mr. Taub disclaims beneficial ownership of such shares.

(6)	Includes 86,282 shares, representing (i) a gain of 47,058 shares from exercising an option to purchase 50,000 shares of common stock on August 19, 1999 and (ii) a gain of 39,224 shares from exercising an option to purchase 40,000 shares of common stock on October 6, 2000. In each case, Mr. Weinbach deferred receipt of the shares representing such gain.

(7)	Excludes an aggregate of 1,907 shares of common stock owned by members of the immediate families of our non-director officers. The company’s non-director officers disclaim beneficial ownership of such shares.

Equity Compensation Plan Information

     The following table sets forth information as of June 30, 2007 regarding compensation plans under which the company’s equity securities are authorized for issuance:

			Number of securities
			remaining available for
	Number of securities	Weighted-average	future issuance under
	to be issued upon	exercise price of	equity compensation
	exercise of outstanding	outstanding	plans (excluding
	options, warrants	options, warrants	securities reflected
Plan category	and rights	and rights	in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved
by security holders	57,517,354 (1)	$40.27	33,254,400	(2)
Equity compensation plans not approved
by security holders(3)	268,878	$35.92	2,998,068	(4),(5),(6)
Total	57,786,232	$40.25	36,252,468

(1)	Includes 3,730,946 shares of restricted stock issuable under our two-year performance-based restricted stock programs and Accelerated Revenue Program. The remaining balance consists of outstanding stock option grants. Weighted average exercise price shown in column (b) of this table does not take into account awards under our two-year performance-based restricted stock programs and Accelerated Revenue Program.

(2)	Includes 6,546,400 shares of common stock remaining available for future issuance under the Employees’ Savings- Stock Purchase Plan, which shares and weighted average exercise prices are not reflected in columns (a) and (b) of this table. 4,599,352 shares of common stock are subject to purchase during current purchase periods under the Employees’ Savings-Stock Purchase Plan. Also includes 3,500,000 shares of common stock remaining available for future issuance under the Amended and Restated Executive Incentive Compensation Plan.

(3)	Represents (i) the 1989 Non-Employee Director Stock Option Plan, (ii) the Key Employees’ Restricted Stock Plan, and (iii) the Amended and Restated Employees’ Saving-Stock Option Plan for our employees based in France, none of which have been approved by the company’s stockholders. Prior to 2004, the non-employee directors of the company were entitled to participate in the 1989 Non-Employee Director Stock Option Plan pursuant to which options to purchase 12,500 shares of Common Stock were automatically granted to persons who become non-employee directors. In addition, each non-employee director was granted an additional option to purchase 12,500 shares on the first business day after each fifth anniversary of the date of the initial grant to each such non-employee director, provided that he or she was then still serving in such capacity. All options granted under the Director Stock Option Plan were granted at the fair market value of the common stock, determined on the basis of the closing price of the common stock in consolidated trading on the date of grant, as reported in The Wall Street Journal. Twenty percent of the options granted under the Director Stock Option Plan became exercisable on each anniversary of the date such options were granted until all such options were exercisable, provided that options became exercisable only if the director was then still serving in such capacity, unless certain specified events occurred such as the death, disability or retirement of a director, in which case the options immediately vested and became fully exercisable. All options granted under the Director Stock Option Plan have a term of ten years. The material terms of the Key Employees’ Restricted Stock Plan are described under “Time-Based Restricted Stock” in Note 14 to the Consolidated Financial Statements included in the company’s annual report on Form 10-K for the fiscal year ended June 30, 2007, and the material terms of the Employees’ Saving-Stock Option Plan for our employees based in France are described in footnote (6) below.

(4)	Following stockholder approval of the amendment to the 2000 Stock Option Plan at the company’s 2003 Annual Meeting of Stockholders, the Director Stock Option Plan was amended to prohibit any future stock option grants thereunder.

(5)	Includes 2,006,484 shares of common stock reserved for issuance pursuant to the Key Employees’ Restricted Stock Plan.

(6)	Includes 991,584 shares of common stock reserved for issuance pursuant to the Employees’ Saving-Stock Option Plan for our employees based in France. 174,079 shares of common stock are subject to purchase during current purchase periods under the Employees’ Saving-Stock Option Plan. The board of directors adopted the plan in January 1996 and amended it most recently in November 2005. Employees of the company based in France are granted an option to purchase shares of our common stock under annual offerings that commence on January 1 of each calendar year and continue for 48 months to close on December 31 of the fourth year following its commencement. Each eligible employee is granted stock options in each offering that would generally entitle such employee to purchase a whole number of shares of common stock equivalent in value to 10% of his or her base salary, based upon a price per share (in U.S. dollars) determined in advance of such offering by the French Stock Option Committee, subject to adjustment for currency rate changes over the term of the offering. Participating employees pay for the exercise of the stock options through monthly payroll deductions taken during the four-year period of each offering, and have the opportunity upon the close of the offering to exercise their stock options (or any portion thereof) and purchase the associated number of shares of common stock. To the extent a participating employee elects to purchase fewer shares of common stock than would be available under his or her full allotment of stock options, such employee would receive the cash remaining from the aggregate payroll deductions after taking into account his or her purchase of shares of common stock.

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Principles

     There are three principles that guide our management and the compensation committee as they make decisions involving our key executives’ compensation. These principles are that compensation should be:

  for each key executive, based on (i) such executive’s individual performance, (ii) the performance of such executive’s business unit, and (iii) the overall performance of the company;

  closely aligned with the short-term and long-term financial and strategic objectives that build stockholder value; and

  competitive in order to attract and retain executives critical to our long-term success.

     The compensation committee believes that compensation must be designed to create a direct link between performance and stockholder value. To that end, the compensation committee, upon considering various compensation program recommendations made to it by Frederic W. Cook & Co., Inc. (the executive compensation firm it had retained for this purpose) and management, took the following actions during fiscal year 2007:

  largely eliminated our time-based restricted stock program and replaced it with a two-year performance-based restricted stock program for key executives (including the named executive officers) to better align their compensation with the company’s results;

  increased bonus payment maximums to 200% of target for our chief executive officer and 175% of target for all other key executives (including the named executive officers) to provide them with additional incentive to go beyond the expectations reflected in their annual bonus plans;

  introduced an Accelerated Revenue Program that awards restricted stock to a select group of key executives (including the named executive officers, other than our chief executive officer) if they exceed specific performance goals for fiscal years 2007 and 2008;

  terminated the existing one-year performance-based restricted stock program; and

  decided not to offer the Growth Incentive Program (an aggressive long-term cash bonus program) after fiscal year 2006.

Pay Philosophy

     The elements of compensation for our named executive officers are base salary, annual cash bonus, restricted stock awards, stock option grants, retirement plans, deferred compensation, and other benefits. We assign all executives to pay grades by comparing their position-specific duties and responsibilities with market data and our internal management structure. Each pay grade has a base salary range, a total annual compensation range (which includes the value of restricted stock awards), and corresponding annual stock option grant ranges.

     The compensation committee targets annual cash compensation (base salary plus target bonus) of our key executives (including the named executive officers) at the 50th percentile of our peer group of companies and the value of our long-term incentive compensation programs at the 75th percentile of our peer group. The compensation committee targets total cash and equity-based compensation (base salary, target bonus, and the long-term incentive compensation program awards and grants) at the 60th percentile of our peer group. Our peer group includes publicly traded companies of similar revenue size that participate in compensation surveys conducted by Towers Perrin, Hewitt Associates, and Mercer Human Resources Consulting. The ability to receive compensation at the 60th percentile of our peer group is tied directly to our stock performance. Underperformance will cause our total cash and equity-based compensation level to fall short of this 60th percentile target. Conversely, above target performance will allow our executive officers (including the named executive officers) to exceed this targeted 60th percentile compensation level.

Elements of Executive Compensation

     Base salary

     Base salaries represent a fixed amount paid to each executive for performing his or her normal duties and responsibilities. We determine the amount on the basis of the executive’s overall performance and level of responsibility, pay grade, peer group data and comparison to other company executives.

     In determining the competitiveness of our chief executive officer’s compensation, the compensation committee, at its April 2006 meeting, considered an internally prepared study of chief executive officer compensation that contained a peer group comparison of 175 publicly traded companies with annual revenues between $5 billion and $15 billion. We obtained the data for this study from Equilar, Inc., a provider of executive compensation proxy data, and Mercer Human Resources Consulting, and excluded utility companies because of the regulatory environment in which these companies operate. This CEO compensation study indicated that peer group chief executive officers had an annual median base salary of $983,300, a median annual bonus of $1,500,000, a median long-term incentive compensation value of $4,018,800, and median total cash and equity-based compensation of $6,913,100. At its August 2006 meeting, the compensation committee considered the findings of the CEO compensation study when it determined Mr. Butler’s compensation for fiscal year 2007.

     In October 2006 we announced that Mr. Martone would become our chief operating officer on the date the tax-free spin-off of our former Brokerage Services Group business was completed. Accordingly, at its November 2006 meeting, the compensation committee approved the base salary that Mr. Martone would receive after he became our chief operating officer. The compensation committee based its decision on an analysis we conducted of market data provided by Towers Perrin, Hewitt Associates, and Mercer Human Resources Consulting for a chief operating officer at companies with revenues between $5 billion and $10 billion. This COO compensation study showed a chief operating officer median base salary of $715,500.

     Mr. Reidy received a 2% merit pay increase in April 2007 as part of his normal annual compensation review based on an assessment of his performance from his hire date in October 2006. Mr. Benson received a 15.4% increase in April 2007 as part of his normal annual compensation review based on an internal analysis of his relative pay compared to other company executives and an assessment of his overall performance. Mr. Stoeckert received a 3.5% merit increase in April 2007 as part of his normal annual compensation review, based on an assessment of his performance; 3.5% was the company’s overall target merit increase percentage for fiscal year 2007. Mr. Butler recommended each of Messrs. Reidy’s and Benson’s salary increases and both Mr. Butler and Mr. Martone recommended Mr. Stoeckert’s increase to the compensation committee. The compensation committee subsequently approved the foregoing merit pay increases.

     In April 2006, the compensation committee determined that Art Weinbach should be paid an annual retainer of $350,000 to serve as non-executive chairman of the board of directors, based on the duties and responsibilities that Mr. Weinbach would assume, effective as of August 31, 2006, in that capacity. These duties include, among others, attendance at any and all meetings of the committees of the board, assistance to the nominating/corporate governance committee in selecting and recommending new director candidates, assisting the compensation committee in evaluating the performance of the company’s chief executive officer, setting the board agendas (in consultation with chief executive officer), and assisting the chief executive officer and the board to focus on strategic direction, value systems and culture.

     Annual Cash Bonus

     Overview

     We paid our named executive officers cash bonuses for fiscal year 2007 based on the attainment of individual, business unit and company-wide business goals established at the beginning of the fiscal year. For each pay grade (including the named executive officers), we establish a target bonus amount, which is initially expressed as a percentage of the projected year-end annual base salary. We also assign a percentage value to each component of each named executive officer’s annual bonus plan and then determine the target bonus amount of each such component. We establish these performance ranges to provide our named executive officers with a strong incentive to exceed the targets and a strong disincentive to not achieving them. The maximum bonus payment to our chief executive officer is 200% of his target bonus level. All other named executive officers have a maximum bonus payment of 175% of their respective target bonus levels. There is no minimum payment level.

     The compensation committee establishes and approves the annual target bonus for each of our executive officers (including our chief executive officer, chief operating officer and each of the other named executive officers). Our chief executive officer recommends to the compensation committee annual target bonus for each of our named executive officers, taking into consideration, in the case of the president of our Employer Services international business, advice from our chief operating officer.

     The compensation committee establishes and approves the annual target bonus objectives for our chief executive officer, chief operating officer and each of the other named executive officers. Our chief executive officer recommends to the compensation committee bonus objectives for all our named executive officers other than the president of our Employer Services international business, whose bonus objectives are recommended by our chief operating officer. Our named executive officers participate in the discussions surrounding their bonus objectives for the fiscal year so that they can provide their input and understand the expectations of each component of the bonus plan. Each named executive officer receives a final version of his or her individualized bonus plan. Except in extraordinary circumstances, bonus plan objectives are not modified during the fiscal year.

     The compensation committee reviews the performance of each of our executive officers (including our chief executive officer, chief operating officer and each of the other named executive officers) relative to their annual fiscal year target bonus plan objectives at its regularly scheduled August meeting, which is the first meeting following the end of our fiscal year. Based on such review, the compensation committee determines and approves the annual cash bonuses for each of our executive officers (including the named executive officers).

     Named Executive Officers’ Fiscal Year 2007 Target Bonus Objectives

     Mr. Butler’s target bonus objectives for fiscal year 2007 contained the following components:

  Earnings per share from continuing operations: 22% growth.

  Revenue from continuing operations: 10% growth.

  Return on equity: 21.4%.

  Execution of the corporate strategy (including the spin-off of our former Brokerage Services Group business), market share gains in the small business segment, retention of market share in the mid-market segment, the successful launch of the Administrative Services Offering business, and 2-4% annualized revenue realized through acquisitions.

  Development of a potential succession group for Mr. Butler.

  Improvement of client service and associate retention, and decreased sales organization turnover.

     Mr. Martone’s target bonus objectives for fiscal year 2007 contained the following components (all references to Employer Services include our Professional Employer Services business):

  Employer Services revenue: 10% growth.

  Employer Services net operating income: 15% growth.

  Employer Services client retention: 10 basis points increase.

  Employer Services sales: 10% growth.

  Dealer Services revenue: 14% growth.

  Dealer Services net operating income: 28% growth.

  Fiscal year 2008 revenue growth plan: support for revenue growth of not less than 11%.

  Fiscal year 2008 earnings per share growth plan: support for earnings per share growth of not less than 15%.

  Proactive support for the consolidation and integration of various Employer Services and corporate functions.

  Various operational initiatives, such as the continued improvement of Employer Services market share, significant growth in Dealer Services’ Asia/Pacific presence, sales support for our GlobalView® product, support for the Administrative Services Offering initiative throughout Employer Services, expanded insurance offering distribution channels, and other initiatives that are intended to expand our profitability in future years.

  Various human capital initiatives, such as reducing sales associate turnover, succession planning, and the support of the executive team.

  Revenue from strategic acquisitions.

     Mr. Reidy’s target bonus objectives for fiscal year 2007 contained the following components:

  Earnings per share from continuing operations: 22% growth.

  Revenue from continuing operations: 10% growth.

  Fiscal year 2008 revenue growth plan: support for revenue growth of not less than 11%.

  Fiscal year 2008 earnings per share growth plan: support for earnings per share growth of not less than 15%.

  Reduction of our effective tax rate.

  Expansion of the role of our investor relations function.

  Support for the spin-off of our former Brokerage Services Group business.

  Strategic support for expanded market share, the Administrative Services Offering initiative in Employer Services, the continued expansion of our shared services and facilities strategy, and 2-4% annualized revenue realized through acquisitions.

  Proactive support for the consolidation and integration of various Employer Services and ADP corporate functions.

     Mr. Benson’s target bonus objectives for fiscal year 2007 contained the following components:

  Earnings per share from continuing operations: 22% growth.

  Revenue from continuing operations: 10% growth.

  Fiscal year 2008 revenue growth plan: support for revenue growth of not less than 11%.

  Fiscal year 2008 earnings per share growth plan: support for earnings per share growth of not less than 15%.

  Support for the spin-off of our former Brokerage Services Group business.

  Strategic support for expanded market share and the Administrative Services Offering initiative in Employer Services.

  Leadership of our legal function and strong legal support for our executive team.

     Mr. Stoeckert’s target bonus objectives for fiscal year 2007 contained the following components (all references to Employer Services include our Professional Employer Services business):

  Employer Services revenue: 10% growth.

  Employer Services net operating income: 15% growth.

  Employer Services client retention: 10 basis points increase.

  Employer Services sales: 10% growth.

  Various Employer Services international financial and business initiatives (including strategic acquisitions, the divestiture of one business and reorganization of the French operations), sales growth, expansion of the smart-shoring initiatives and revenue growth.

  Various human capital initiatives, such as collaboration with the domestic operations, active involvement with our executive team, and assistance in the assimilation of the US and international staff functions.

     Named Executive Officers’ Fiscal Year 2007 Target Bonus Amounts

     The compensation committee set Mr. Butler’s fiscal year 2007 target bonus at $1,400,000, or 165% of his year-end base salary. This is 7% below the median target annual bonus of the CEO compensation study. When Mr. Butler’s base salary and target bonus are combined with the recommended target equity-based awards and grants (as discussed later), his total cash and equity-based compensation is 12% below the median of the CEO compensation study peer group. The compensation committee decided that Mr. Butler’s total cash and equity-based compensation should be below the median because fiscal year 2007 would be his first year as a chief executive officer.

     Upon Mr. Butler’s recommendation, the compensation committee approved Mr. Martone’s fiscal year 2007 target bonus at $519,000, or 90% of his projected year-end base salary. Subsequently, the compensation committee, as part of Mr. Martone’s chief operating officer compensation package agreed to in November 2006, set his 2007 target bonus at $650,000, or 100% of his projected year-end base salary. The combined salary and cash bonus is 2% below the median target total annual cash compensation reflected in the COO compensation study. When Mr. Martone’s base salary and target bonus are combined with his recommended target equity-based awards and grants, his total cash and equity-based compensation is 8.6% below the median of the COO compensation study peer group. The compensation committee decided that Mr. Martone’s total cash and equity-based compensation should be below the median because he had no prior experience as a chief operating officer.

     The compensation committee approved Mr. Reidy’s fiscal year 2007 target bonus at $400,000, or 80% of his base salary at the time he was hired, as part of his employment agreement when he joined the company in October 2006. The compensation committee approved Mr. Benson’s 2007 target bonus at $257,500, or 64% of his projected year-end salary; his target bonus was subsequently increased in April 2007 to $315,000 (70% of his actual year-end base salary) and approved by the compensation committee, as part of a review of his total compensation. The compensation committee approved Mr. Stoeckert’s 2007 target bonus at $308,000, or 75% of his projected year-end base salary. The compensation committee approved Messrs. Reidy’s and Benson’s target bonuses upon Mr. Butler’s recommendation. Both Mr. Martone and Mr. Butler recommended to the compensation committee Mr. Stoeckert’s 2007 target bonus.

     The named executive officers’ target bonus amounts were increased, in part, for fiscal year 2007 to compensate them for the elimination of our one-year performance-based restricted stock program (described below under the heading “Long-Term Incentive Compensation Programs”).

     Named Executive Officers’ Fiscal Year 2007 Bonuses

     At its August 2007 meeting, the compensation committee determined that the performance of our named executive officers in relation to their bonus objectives for fiscal year 2007 warranted bonus amounts above the target level and approved the cash bonuses as follows:

	Actual Bonus	Bonus Amount as
Named Executive Officer	Amount	Percentage of Target
Gary C. Butler	$2,330,000	166%
S. Michael Martone	$874,000	134%
Christopher R. Reidy	$648,100	162%
James B. Benson	$488,200	155%
George I. Stoeckert	$461,400	150%

     Under applicable executive compensation disclosure rules promulgated by the Securities and Exchange Commission, performance-based bonuses are shown in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table below. The “Bonus” column of the Summary Compensation Table is only used for sign-on bonuses, discretionary cash bonuses, and other similar bonuses not intended to serve as an incentive for performance over a specified period.

     Long-Term Incentive Compensation Programs

     We believe that long-term incentive compensation is a significant factor in retaining key executives (including the named executive officers) and aligning their interests directly to the interests of our stockholders. Long-term incentives are awarded in the form of restricted stock awards and stock option grants.

     The compensation committee targets the value of our long-term incentive compensation at the 75th percentile of our peer group. Approximately 60% of the total long-term incentive target compensation is from performance-based restricted stock awards; the remaining 40% is from stock option grants. We believe this mix provides us with a strong executive retention program. At the beginning of each fiscal year, we analyze the targeted ranges for grants under our two-year performance-based restricted stock program and under our stock option plan. The value of the awards under our two-year performance-based restricted stock program is calculated based on the then-current stock price for our common stock and the value of stock option grants is calculated using a stock option valuation model. The combined value of these two programs is then compared with market data for our peer group. A recommendation is then made to the compensation committee for approval. The compensation committee approves the performance-based restricted stock award ranges, stock option grant ranges, and all of the individual equity-based compensation awards and grants to each of our executive officers (including the named executive officers).

     Performance-Based Restricted Stock--Two-Year Program

     For fiscal year 2007, the compensation committee largely eliminated our time-based restricted stock program and replaced it with a new two-year performance-based restricted stock program to better align the compensation of our key executives (including the named executive officers) with the company’s results. The target value of the two-year performance-based restricted stock award for the program spanning fiscal years 2007 and 2008 was designed to equal the number of annual time-based restricted shares that had previously been awarded to each of our executive officers (including the named executive officers). In September 2006, we communicated that under our new two-year performance-based restricted stock program an average two-year earnings-per-share growth of more than 13% will be required to receive the awards at the target level. We will adjust these awards upward or downward at the end of the performance period as follows:

Stock Grant as
Average Two-year Annual Earnings-per-share Growth	Percentage of Target
9% or under	0%
more than 9% to 11%	75%
more than 11% to 13%	90%
more than 13% to 18%	100%
more than 18% to 20%	115%
over 20%	125%

     The compensation committee subsequently adjusted the targets in April 2007 to maintain the value of the potential target award in light of the tax-free spin-off of our former Brokerage Services Group business. The compensation committee has the right to grant discretionary awards if the targets are not met.

     All executive officers (including the named executive officers) will receive a restricted stock award if we meet our average earnings per share goal over the July 1, 2006 to June 30, 2008 two-year period. If we meet this goal, we will issue shares of restricted stock to our named executive officers in September 2008. These shares will vest fully in March 2009. However, if an executive officer (including any named executive officer) terminates his or her employment with the company prior to the March 2009 vesting date, such unvested restricted stock will be forfeited back to us.

     The compensation committee has the right to grant discretionary awards of time-based restricted stock. The compensation committee may make discretionary grants of time-based restricted stock to assist us in the recruitment, promotion or retention of executive officers.

     Performance-Based Restricted Stock--One-Year Program

     In July 2004, we initiated a performance-based restricted stock program for our executive officers (including the named executive officers) with one-year performance periods tied to our earnings-per-share performance. We offered this one-year program for fiscal years 2005 and 2006. The performance thresholds for the 2005 and 2006 programs were 7% and 10% earnings-per-share growth over the prior fiscal year. Subject to continued service with the company, one-third of any restricted shares awarded will vest in three even annual installments. The size of individual awards varied based on the executive’s pay grade.

     Restricted stock awarded in September 2005 under the one-year performance-based restricted stock program for achieving the fiscal year 2005 earnings per share goal continues to vest in 2007. We also achieved our fiscal year 2006 performance threshold and made awards in September 2006. Restricted stock awarded in September 2006 will vest in equal annual installments in September 2007, 2008 and 2009. These awards are reflected in the “Stock Awards” column of the Summary Compensation Table.

     In 2006, the compensation committee reviewed all of our long-term incentive compensation programs and decided to terminate our one-year performance-based restricted stock program. In order to compensate our executive officers (including the named executive officers) for the loss of the one-year restricted stock program, the compensation committee approved increasing the cash bonus target levels for our executive officers (including the named executive officers) for fiscal year 2007 by the value of the potential restricted stock awards under the eliminated one-year performance-based restricted stock program.

     Stock Options

     The compensation committee approved stock option grants to each of our executive officers during fiscal year 2007 under our 2000 Stock Option Plan. We grant stock options to our named executive officers based upon their pay grades. We do not reprice or cancel stock options if the price at which our common stock trades is below the stock options’ exercise prices. We do not back-date stock options.

     Until January 2007, we set the exercise price of stock option grants under our 2000 Stock Option Plan as the average of the high and the low sales prices of our stock on the day of grant. Because that method could sometimes require us to add extra disclosures under the new SEC executive compensation disclosure rules, our board of directors amended our 2000 Stock Option Plan so that beginning with the grants made in January 2007, all stock option grants are made with an exercise price set equal to the closing price of our common stock on the date of grant.

     The compensation committee typically approves stock option grants for our chief executive officer and our chief operating officer in August of each year as part of a review of their entire compensation packages. Since we announced in October 2006 that Mr. Martone would became our chief operating officer on the date the tax free spin-off of our former Brokerage Services Group business was completed, the compensation committee approved his fiscal year 2007 stock option grant at its meeting in January 2007.

     While the compensation committee can consider a stock option grant at any time for our executive officers (including the named executive officers), it makes most stock option grants at its January meeting. This date does not coincide with any regularly scheduled announcement or corporate event.

     The options vest during periods of up to six years after the date of the grant. This means that option holders nearing the normal retirement age of 65 will experience a decline in their overall annual compensation since a portion of their annual option grants will not vest prior to retirement. In order to mitigate the decline in the value of the option grants, the compensation committee may allow the unvested options of an executive officer who retires from active service after reaching the age of 65 to vest on his or her date of retirement. An executive officer who turns 60 years of age within the calendar year of the option grant would typically begin to be considered for this acceleration feature. Upon the discretionary recommendation of our chief executive officer, the compensation committee decided at its January 2005, 2006 and 2007 meetings that options granted to Mr. Benson at such meetings will vest upon his retirement, provided he retires after reaching age 65.

     Growth Incentive Program

     In fiscal year 2006, the compensation committee approved an aggressive long-term cash bonus program, called the Growth Incentive Program, for select key executives (including all named executive officers other than Mr. Reidy who was not our employee for the first 15 months of the performance period). The program’s primary goals were to increase the focus on acquisitions and to accelerate our long-term revenue growth rates while delivering multi-year double-digit earnings per share growth. We established three-year targets that exceeded our strategic plans’ targets on a company-wide, and business unit specific, basis.

     The named executive officers will earn their cash bonuses under the Growth Incentive Program on June 30, 2008 only if their assigned three-year average performance targets are achieved for the period of July 1, 2005 through June 30, 2008. We will base Mr. Butler’s and Mr. Benson’s payments on the three-year performance of our overall revenue and earnings per share growth. We will base Mr. Martone’s payment on the Employer Services revenue and net operating income growth for the time he spent as the president of Employer Services and on our overall revenue and earnings per share growth for his time as our chief operating officer. We will base Mr. Stoeckert’s payment on the three-year performance of our Employer Services international business revenue and net operating income growth.

     The maximum potential payment under the Growth Incentive Program is 150% of the targeted amount, with a minimum payment of zero. We set target payments for each of the named executive officers as a percentage of his base salary at the time we announced the program and at levels that the compensation committee believed would encourage them to consistently outperform our internal financial targets. The targeted awards remain fixed for the duration of the three-year period. The target bonus levels under the Growth Incentive Program are: Mr. Butler, $504,000 (70% of his then base salary); Mr. Martone, $322,200 (60% of his then base salary); Mr. Stoeckert, $190,000 (50% of his then base salary); and Mr. Benson, $187,500 (50% of his then base salary).

     The compensation committee decided not to offer the Growth Incentive Program after fiscal year 2006; the existing program will terminate after the three-year performance period ends on June 30, 2008.

     Accelerated Revenue Program

     Beginning in fiscal year 2007, the compensation committee decided to reward extraordinary financial performance by replacing the Growth Incentive Program with a new Accelerated Revenue Program. The performance period under the Accelerated Revenue Program is two years (July 1, 2006 through June 30, 2008) and the program will pay awards in restricted stock.

     All of our named executive officers, except Mr. Butler, participate in the Accelerated Revenue Program. The compensation committee decided, after initially including Mr. Butler in the Accelerated Revenue Program, that he should not participate in the program since he was, as our chief executive officer, directly involved in setting the program’s performance targets.

     The Accelerated Revenue Program will award shares of restricted stock to our named executive officers if the pre-established revenue growth targets for the company (in the case of Messrs. Martone, Reidy and Benson) and the pre-established revenue and sales growth targets for the Employer Services international business (in the case of Mr. Stoeckert), are achieved at the end of the two-year performance period. The initial target number of shares of restricted stock for each of Messrs. Martone, Benson and Stoeckert was equal to a percentage (equal to 60% for Mr. Martone and 50% for each of Messrs. Benson and Stoeckert) of such named executive officer’s July 1, 2006 base salary, divided by $46.91 (the closing price of our common stock on September 22, 2006, the date the compensation committee approved the target grant). The initial target number of shares of restricted stock for Mr. Reidy was equal to 60% of his base salary as of October 2, 2006, the date he joined the company, divided by $46.91. The compensation committee subsequently adjusted these target numbers in April 2007 to maintain the value of the target award in light of the tax-free spin-off of our former Brokerage Services Group business. The current target awards are therefore: Mr. Martone, 7,840; Mr. Reidy, 7,019; Mr. Benson, 4,562; and Mr. Stoeckert, 4,623. If the most aggressive applicable two-year growth targets are achieved, the maximum awards will be 150% of target and equal to the following number of shares of restricted stock: Mr. Martone, 11,760; Mr. Reidy, 10,528; Mr. Benson, 6,843; and Mr. Stoeckert, 6,935. There is no payout if the minimum threshold two-year average growth targets are not achieved.

     At its August 2007 meeting, the compensation committee decided not to offer the Accelerated Revenue Program after fiscal year 2007; the existing program will terminate after the two-year performance period ends on June 30, 2008.

     Other Long-Term Incentive Program Considerations

     We consider the accounting and tax implications when we design our equity-based and cash compensation programs and when we make awards or grants. We design our programs to minimize accounting costs. The goal is to only make equity-based awards and grants that we can deduct when determining our taxes. However, the overriding consideration when evaluating the pay level or design component of any portion of our executives’ compensation is the effectiveness of the component and the stockholder value that management and the compensation committee believe the pay component reinforces.

     Both management and the compensation committee aim to maximize the tax deductibility of compensation payments to named executive officers. Our stockholders have approved our incentive plans that are designed and administered to provide performance-based compensation that is awarded to our named executive officers, and therefore not subject to the deduction limits of Section 162(m) of the Internal Revenue Code. The compensation committee may, however, award compensation that is not deductible under Section 162(m) when, in the exercise of the committee’s judgment, such pay would be in the best interests of the company and its stockholders.

Other Compensation Components and Considerations

     In addition to the components discussed above, we offer our executive officers (including the named executive officers) retirement benefits, deferred compensation, perquisites, and change in control protection. The compensation committee believes these additional benefits are fair, competitive, consistent with our overall compensation philosophy, and designed to ensure that we can effectively retain our executive officers (including the named executive officers) as well as effectively compete for executive talent.

     Retirement Benefits

     All executive officers can participate in the Automatic Data Processing, Inc. Retirement and Savings Plan (our 401(k) plan) and are automatically enrolled in the Automatic Data Processing, Inc. Pension Retirement Plan (a tax-qualified defined benefit cash balance pension plan) and the Supplemental Officers Retirement Plan. The Supplemental Officers Retirement Plan provides retirement benefits to our executive officers (including the named executive officers) in excess of those generally available under our qualified cash balance pension plan. The Supplemental Officers Retirement Plan enables us to attract and retain senior and experienced mid to late-career executive talent necessary to achieve growth and provides these executive officers with a retirement benefit targeted to a competitive income replacement ratio at normal retirement age.

     Deferred Compensation

     All executive officers (including the named executive officers) may defer all or a portion of their annual bonuses into a deferred compensation account. We make this program available to our executive officers to be competitive with our peer group, to facilitate the recruitment of new executives, and to provide our executive officers with a tax efficient way to save for retirement. Since the deferral accounts are made up of funds already earned by the executive officers, we do not consider the executive’s deferred account balances, or investment earnings or losses on such balances, when we make compensation decisions.

     Perquisites

     As part of his employment agreement with the company, Mr. Butler receives a fixed annual perquisite allowance that he allocates based on his personal needs. We cover the cost of Mr. Martone’s personal travel between our corporate headquarters in northern New Jersey and his primary residence in North Carolina on a non-commercial aircraft (and pay him additional amounts to compensate him for the related taxable income) so that he can travel safely and efficiently.

We provide each of our named executive officers the use of automobiles leased by the company, the use of car services, and company-paid life insurance. Consistent with our policy towards all attendees, we pay for the spouses of our named executive officers to accompany them to our annual sales President’s Club events. Finally, the ADP Foundation makes contributions that match the charitable gifts made by our executive officers (including the named executive officers) up to a maximum of $20,000 per calendar year.

     Change in Control Arrangements

     The Automatic Data Processing, Inc. Change in Control Severance Plan for Corporate Officers is designed (i) to retain our executive officers (including the named executive officers) and our staff vice presidents and (ii) to align their interests with our stockholders’ interests so that they can consider transactions that are in the best interests of our stockholders and maintain their focus without concern regarding how any such transaction might personally affect them. In addition Mr. Butler, Mr. Martone, and Mr. Reidy have special arrangements described below under “Potential Payments Upon Termination or Change of Control.”

     Compensation Recovery

     We have not adopted an executive compensation recovery policy that would require us to seek reimbursement of compensation to a named executive officer if he or she engaged in misconduct that caused the need for restatement of our financial results.

Equity Ownership Guidelines

     The compensation committee established share ownership guidelines to encourage equity ownership among our executive officers (including the named executive officers) in order to reinforce the link between their financial interests and those of our stockholders. We set the share ownership guidelines on the basis of each executive officer’s pay grade, expressed as a multiple of the executive officer’s base salary on the first day of the fiscal year. Stock ownership (as defined under the guidelines) includes shares owned outright by the executive officer or beneficially through ownership by direct family member (spouse and/or dependent children), or shares owned through our 401(k) plan.

     Under our share ownership guidelines, Mr. Butler and Mr. Martone are encouraged to own an amount of our stock equal to five times their respective base salaries, while Messrs. Reidy, Stoeckert and Benson are encouraged to own our stock in value equal to three times their respective base salaries. Until an executive officer achieves the ownership minimum, he or she is expected to retain 75% of all restricted stock that has vested and shares received from the exercise of stock options (in each instance, after all taxes have been paid).

     The compensation committee determined that as of June 30, 2007, all named executive officers, with the exception of Mr. Reidy who was hired in fiscal year 2007, satisfy the share ownership guidelines.

COMPENSATION COMMITTEE REPORT

     The compensation committee has reviewed and discussed with management the foregoing Compensation Discussion and Analysis section of the company’s 2007 proxy statement. Based on its review and discussions with management, the compensation committee recommended to the board of directors that the Compensation Discussion and Analysis be included in the company’s 2007 proxy statement.

Compensation Committee
of the Board of Directors

Gregory D. Brenneman, Chairman
Leslie A. Brun
R. Glenn Hubbard
John P. Jones
Frederic V. Malek

COMPENSATION OF EXECUTIVE OFFICERS

     The following table summarizes the compensation of our named executive officers for fiscal year 2007.

Summary Compensation Table For Fiscal Year 2007

							Change in
							Pension
							Value and
							Nonqualified
							Deferred
						Non-Equity	Compen-
						Incentive Plan	sation	All Other
Name and				Stock Awards	Option	Compensation	Earnings	Compensation
Principal Position	Year	Salary ($)	Bonus ($)	($)(7)	Awards ($)(8)	($)(9)	($)(10)	($)(11)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Gary C. Butler	2007	$850,005	$0	$2,240,346	$2,912,136	$2,330,000	$928,838	$246,132	$9,507,457
President and Chief
Executive Officer(1)

Arthur F. Weinbach	2007	$146,667	$0	$65,000	$11,985	$0	$1,534,206	$386,327	$2,144,185
Chairman and Chief
Executive Officer(2)

Christopher R. Reidy	2007	$377,500	$0	$1,010,121	$199,098	$648,100	$58,981	$19,719	$2,313,519
Chief Financial
Officer(3)

Dan Sheldon	2007	$247,516	$0	$166,452	$104,192	$0	$17,438	$22,713	$558,311
Principal Financial
Officer(4)

S. Michael Martone	2007	$581,365	$0	$1,387,966	$464,794	$874,000	$580,566	$451,199	$4,339,890
Chief Operating
Officer(5)

James B. Benson	2007	$405,017	$150,000 (6)	$685,953	$254,113	$488,200	$295,800	$71,229	$2,350,312
General Counsel and
Secretary

George I. Stoeckert	2007	$398,660	$0	$638,092	$285,931	$461,400	$276,469	$64,605	$2,125,157
President, Employer
Services-International
____________________

(1)	Mr. Butler became chief executive officer on August 31, 2006.

(2)	Mr. Weinbach retired as chief executive officer on August 31, 2006.

(3)	Mr. Reidy became chief financial officer on October 2, 2006.

(4)	Mr. Sheldon served as principal financial officer until October 2, 2006. On March 30, 2007, Mr. Sheldon terminated his employment with us to become the chief financial officer of Broadridge Financial Solutions, Inc. (a company resulting from the spin-off of our former Brokerage Services Group business).

(5)	Mr. Martone became chief operating officer on April 2, 2007.

(6)	Discretionary bonus recognizing Mr. Benson’s efforts related to the spin-off of our former Brokerage Services Group business completed on March 30, 2007.

(7)	Amounts set forth in the Stock Awards column represent the dollar amount recognized for financial statement reporting purposes for fiscal year 2007 as computed in accordance with SFAS 123R, disregarding estimates of forfeitures related to service-based vesting conditions. For additional information about the assumptions used in these calculations, see Note 14 to our audited consolidated financial statements for the fiscal year ended June 30, 2007 included in our annual report on Form 10-K for the fiscal year ended June 30, 2007. For Mr. Weinbach, the amount recognized reflects 1,462 restricted stock units with grant date fair market value of $65,000 granted to him on November 14, 2006 as an annual retainer for his service on our board of directors. Please see “2003 Director Stock Plan” above for an explanation of the retainer.

(8)	Amounts set forth in the Option Awards column represent the dollar amount recognized for financial statement reporting purposes for fiscal year 2007 as computed in accordance with SFAS 123R, disregarding estimates of forfeitures related to service-based vesting conditions. For additional information about the assumptions used in these calculations, see Note 14 to our audited consolidated financial statements for the fiscal year ended June 30, 2007 included in our annual report on Form 10-K for the fiscal year ended June 30, 2007. For Mr. Weinbach, the amount recognized reflects options to purchase 5,487 shares of our common stock with grant date fair market value of $56,297 and an exercise price of $42.94 granted to him on January 26, 2007 for his service on our board of directors.

(9)	Performance-based bonuses are shown in this column.

(10)	Amounts shown reflect the aggregate increase during the last fiscal year in the present value of the executive’s benefit under our tax-qualified cash balance pension plan, the Automatic Data Processing, Inc. Pension Retirement Plan, and our non-qualified supplemental retirement plan, the Supplemental Officers Retirement Plan. The Pension Retirement Plan provides benefits in the form of a lump sum or an annuity and the Supplemental Officers Retirement Plan provides exclusively an annuity form of benefit. We calculated a present value of the executive’s benefit using an interest rate, a discount rate and a mortality assumption. We calculated the present value as of June 30, 2006 using the RP-2000 white collar mortality table, a 4.75% interest crediting rate for the pension plan, and a 6.25% discount rate; we calculated the present value as of June 30, 2007 using the RP-2000 white collar mortality rate (projected to 2007), a 4.75% interest crediting rate for the pension plan, and a 6.25% discount rate. The change in the present value of Mr. Sheldon’s Supplemental Officers Retirement Plan benefit was negative $112,285; we reflected $0 for this amount.

(11)	Please refer to the “All Other Compensation” table below for further information. For Mr. Weinbach, in addition to the amounts listed in the “All Other Compensation” table, the following amounts related to his service on our board are included: (i) $291,667 in fees earned by Mr. Weinbach for serving as non-executive chairman of the board, and (ii) $613 as payment of dividend equivalents on restricted stock units.

ALL OTHER COMPENSATION FOR FISCAL YEAR 2007

					Matching
	Other	Tax	Perquisite	Aircraft	Charitable
Name	Benefits	Payments	Allowance	Use	Contributions
	(1)	(2)	(3)	(4)	(5)
Gary C. Butler	$90,808	$9,324	$125,000	$0	$21,000
Arthur F. Weinbach	$89,660	$0	$0	$0	$5,000
Christopher R. Reidy	$13,219	$0	$0	$0	$6,500
Dan Sheldon	$22,613	$0	$0	$0	$100
S. Michael Martone	$93,865	$47,886	$0	$307,048	$2,400
James B. Benson	$43,129	$0	$0	$0	$28,100
George I. Stoeckert	$45,804	$1,301	$0	$0	$17,500
____________________

(1)	Other Benefits include:

	a.	Actual cost to the company of leasing automobiles (and covering related maintenance, registrations and insurance fees) used for personal travel: Mr. Butler, $17,014; Mr. Weinbach, $13,778; Mr. Sheldon, $5,765; Mr. Martone, $10,518; Mr. Benson, $17,328; and Mr. Stoeckert, $16,072.

	b.	Amount paid by company on behalf of the executives’ spouses who accompanied such executives on business travel: Mr. Butler, $3,423; Mr. Martone, $2,000; and Mr. Stoeckert, $3,423.

	c.	Relocation expense: Mr. Martone, $39,226.

	d.	Matching contributions to the company’s 401(k) plan: $7,656 each for Messrs. Butler, Martone, Benson and Stoeckert. Mr. Sheldon had a total matching contribution of $10,527.

	e.	Dividends paid on restricted stock included in the Stock Awards column of the Summary Compensation Table: Mr. Butler, $61,179; Mr. Weinbach, $59,276; Mr. Reidy, $11,960; Mr. Sheldon, $5,441; Mr. Martone, $33,034; Mr. Benson, $17,022; and Mr. Stoeckert, $17,560.

	f.	Life insurance and accidental death and dismemberment premiums paid by the company: Mr. Butler, $1,116; Mr. Weinbach, $186; Mr. Reidy, $839; Mr. Sheldon, $460; Mr. Martone, $1,011; Mr. Benson, $703; and Mr. Stoeckert, $673.

	g.	Allowance for annual physical examination: $420 for each named executive officer.

	h.	Executive retiree health insurance benefits: Mr. Weinbach, $16,000. We determined the present value amount using 6.25% discount rate and medical inflation rate starting at 9.50% for 2007/2008 and ultimately settling at 5.0% by 2014.

(2)	Tax Payments include:

	a.	Gross-up in respect of taxable travel benefits: $1,301 each for Messrs. Butler, Martone and Stoeckert.

	b.	Gross-up for relocation expense: Mr. Martone, $26,255.

	c.	Gross-up for taxable benefit of personal use of aircraft chartered by the company: Mr. Butler, $8,023; and Mr. Martone, $20,631.

(3)	Pursuant to the provisions of his employment agreement, Mr. Butler has an annual perquisite allowance of $125,000, which he used in fiscal year 2007 to offset the incremental cost to the company of providing him with personal use of aircraft chartered by the company.

(4)	Personal use of the company-chartered aircraft benefit is valued at the actual incremental cost to the company of providing the benefit to the executive. The incremental cost is the contracted per-hour cost, plus any fuel surcharges, additional catering or landing fees, taxes and segment fees.

(5)	Reflects matching charitable contributions made by the ADP Foundation in an amount not to exceed $20,000 in a calendar year in respect of any given named executive officer’s charitable contributions for that charitable year. Since our fiscal year does not coincide with the calendar year, some of the contributions exceeded $20,000 in fiscal year 2007, but none of the contributions exceeded $20,000 in any relevant calendar year.

GRANTS OF PLAN-BASED AWARDS TABLE FOR FISCAL YEAR 2007

										All Other	All Other
										Stock	Option		Grant Date
			Plan				Estimated Future Payouts			Awards:	Awards:	Exercise or	Fair
			Under	Estimated Possible Payouts Under			Under Equity Incentive Plan			Number of	Number of	Base Price	Value of
		Date of	Which	Non-Equity Incentive Plan Awards			Awards			Shares of	Securities	of Option	Stock
	Grant	Corporate	Grant Was	Threshold	Target	Maximum	Threshold	Target	Maximum	Stock	Underlying	Awards	and Option
Name	Date	Action	Made	$	$	$	#	#	#	or Units #	Options #	($/Share)	Awards ($)
(a)	(b)	(bb)		(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Gary C. Butler	—		Cash bonus	$0	$1,400,000	$2,800,000
	9/22/2006	8/10/2006	1-Yr PBRS				0	20,000	20,000				$938,200
	9/22/2006	6/28/2006	2-Yr PBRS				0	35,120	43,900				$1,799,575
	7/1/2006	6/28/2006	TBRS							10,000			$455,400
	7/1/2006	6/28/2006	2000 SOP								384,125	$41.49886	$4,175,439

Arthur F. Weinbach	1/26/2007	1/26/2007	2000 SOP	$0	$0	$0					5,487	$42.9431	$56,297
	11/14/2006	11/14/2006	2003 DSP							1,462			$65,000

Christopher R. Reidy	—		Cash bonus	$0	$400,000	$700,000
	10/2/2006	8/1/2006	2-Yr PBRS				0	14,267	17,833				$731,052
	10/2/2006	8/1/2006	ARP				0	7,019	10,528				$277,836
	10/2/2006	8/1/2006	TBRS							26,000			$1,226,420
	10/2/2006	8/1/2006	2000 SOP								82,312	$42.9795	$912,017

Dan Sheldon	1/26/2007	1/26/2007	2000 SOP								13,170	$42.9431	$135,124

S. Michael Martone	—		Cash bonus	$0	$650,000	$1,137,500
	9/22/2006	8/10/2006	1-Yr PBRS				0	4,125	4,125				$193,504
	9/22/2006	8/10/2006	2-Yr PBRS				0	27,437	34,296				$1,405,892
	7/1/2006	8/10/2006	ARP				0	7,840	11,760				$310,334
	4/25/2007	4/25/2007	TBRS							5,487			$246,421
	1/26/2007	1/26/2007	2000 SOP								60,362	$42.9431	$619,314

James B. Benson	—		Cash bonus	$0	$315,000	$551,250
	9/22/2006	8/10/2006	1-Yr PBRS				0	2,000	2,000				$93,820
	9/22/2006	8/10/2006	2-Yr PBRS				0	13,170	16,462				$674,841
	7/1/2006	8/10/2006	ARP				0	4,562	6,843				$180,580
	4/25/2007	4/25/2007	TBRS							1,756			$78,862
	1/26/2007	1/26/2007	2000 SOP								18,657	$42.9431	$191,421

George I. Stoeckert	—		Cash bonus	$0	$308,000	$539,000
	9/22/2006	8/10/2006	1-Yr PBRS				0	2,500	2,500				$117,275
	9/22/2006	8/10/2006	2-Yr PBRS				0	11,414	14,267				$584,862
	7/1/2006	8/10/2006	ARP				0	4,623	6,935				$182,981
	1/26/2007	1/26/2007	2000 SOP								21,950	$42.9431	$225,207

     In the foregoing Grants of Plan-Based Awards table, we refer to our one-year performance-based restricted stock program as 1-Yr PBRS, to our two-year performance-based restricted stock program as 2-Yr PBRS, and to our time-based restricted stock program as TBRS. Also, we refer to our 2000 Stock Option Plan as 2000 SOP, to our 2003 Director Stock Plan as 2003 DSP, and to our Accelerated Revenue Program as ARP.

     The grant dates shown in column (b) of the table were determined pursuant to SFAS 123R. Column (bb) of the table shows the actual dates on which our compensation committee:

  awarded restricted stock under the one-year performance-based restricted stock program;

  set target award amounts under the two-year performance-based restricted stock program;

  set revenue growth targets under the Accelerated Revenue Program;

  awarded restricted stock under the time-based restricted stock program and 2003 Director Stock Plan; and

  granted stock options under the 2000 Stock Option Plan.

     With respect to Messrs. Butler and Reidy, the foregoing awards and grants (except for restricted stock awarded to Mr. Butler under our one-year performance-based restricted stock program on August 10, 2006) were made pursuant to employment agreements with the company dated June 28, 2006 and August 1, 2006, respectively, which are summarized below.

      The number of shares underlying the option grants, two-year performance-based restricted stock program awards and Accelerated Revenue Program awards, and option exercise prices (see columns (i), (j) and (k)), have been adjusted to reflect the spin-off of our former Brokerage Services Group business on March 30, 2007. Until January 2007, we set the exercise price of stock option grants under our 2000 Stock Option Plan as the average of the high and the low sales prices of our stock on the day of grant. Beginning with the grants made in January 2007, all stock option grants are made with an exercise price set equal to the closing price of our common stock on the date of grant.

     We computed the grant date fair value of each restricted stock award and option grant shown in column (l) in accordance with SFAS 123R, disregarding estimates of forfeitures related to service-based vesting conditions. For additional information about the assumptions used in these calculations, see Note 14 to our audited consolidated financial statements for the fiscal year ended June 30, 2007 included in our annual report on Form 10-K for the fiscal year ended June 30, 2007.

Mr. Butler Employment Agreement

     Mr. Butler entered into an employment agreement with the company on June 28, 2006. The agreement provides for successive one-year terms beginning on August 31, 2006 unless terminated by the company or Mr. Butler at least six months before the end of the applicable one-year term.

     Mr. Butler’s annual base salary is at least $850,000, and his annual target bonus is at least $1,200,000. The actual bonus paid to Mr. Butler is based upon his accomplishment of pre-established performance goals established by the compensation committee. If the performance goals established by the compensation committee under the applicable two-year performance-based restricted stock program have been achieved at the 100% target level, the company will issue Mr. Butler at least 32,000 shares of restricted stock. If the performance goals for any such program are exceeded or are not achieved, the number of shares of restricted stock issued to Mr. Butler will be increased or decreased, as appropriate.

     Mr. Butler will be granted stock options for a minimum of 200,000 shares of common stock each fiscal year during the term of the employment agreement. Subject to the attainment of any pre-established performance goals that may be set by the compensation committee (in its sole discretion), each stock option will vest in five equal annual installments of 20% each, commencing one year after the applicable grant date.

     The company will pay Mr. Butler a perquisite allowance of $125,000 each fiscal year. The salary, bonus, stock and other arrangements for Mr. Butler will be reviewed annually by the compensation committee and may be increased in its sole discretion. Mr. Butler is also entitled to participate in all of the company’s then current pension, 401(k), medical and health, life, accident, disability and other insurance programs, stock purchase and other plans and arrangements (including all policies relating to the exercise of stock options following a person’s retirement from, or cessation of employment with, the company) that are generally available to other senior executives of the company.

     Mr. Butler’s employment agreement also contains provisions related to the change in control or termination, which are summarized below under “Potential Payments to Named Executive Officers Upon Termination or Change In Control.”

Mr. Reidy Employment Agreement

     Mr. Reidy entered into an employment agreement with the company on August 1, 2006. Mr. Reidy’s annual base salary is at least $500,000, and his annual target bonus is at least $400,000. The actual bonus paid to Mr. Reidy is based upon his accomplishment of pre-established performance goals established by the compensation committee. If the performance goals established by the compensation committee under the applicable two-year performance-based restricted stock program have been achieved at the 100% target level, the company will issue Mr. Reidy 13,000 shares of restricted stock. If the performance goals for any such program are exceeded or are not achieved, the number of shares of restricted stock issued to Mr. Reidy will be increased or decreased, as appropriate.

     The agreement provides that under our Accelerated Revenue Program, the initial target number of shares of restricted stock for Mr. Reidy will have a value equal to 60% of his base salary as of October 2, 2006, the date he joined the company. Commencing in January 2008, Mr. Reidy will be granted stock options for a minimum of 20,000 shares of common stock each fiscal year during the term of the employment agreement.

     Mr. Reidy’s employment agreement also contains provisions related to the non-voluntary termination from the company, which are summarized below under “Potential Payments to Named Executive Officers Upon Termination or Change In Control.”

Mr. Weinbach Employment Agreement

     Mr. Weinbach retired as our chief executive officer on August 31, 2006. We entered into an employment agreement with Mr. Weinbach on April 28, 2005, which provides that he is entitled to the following benefits upon his retirement from the company:

  all of Mr. Weinbach’s restricted stock will continue to be owned by him and the restrictions on such stock will continue to lapse as if he had continued to be employed by the company;

  all of Mr. Weinbach’s stock options vest on his retirement;

  appropriate office and secretarial support will be provided until his 72nd birthday;

  Mr. Weinbach may continue to use an automobile leased by company until his 72nd birthday; and

  until his 72nd birthday, Mr. Weinbach may continue to use our travel group to make his personal travel arrangements, at his own cost.

     Mr. Weinbach’s employment agreement also states that if the compensation committee deems it to be in the company’s best interests that he retire prior to his 65th birthday, any early retirement benefit payable under the Supplemental Officers Retirement Plan will not be actuarially reduced to reflect the payment of benefits before his normal retirement date. Mr. Weinbach’s final average annual pay will not, in any event, be less than the aggregate of the minimum annual salary, bonus, and restricted stock amounts payable to him pursuant to the applicable terms of his employment agreement.

Stock Options

     We currently grant stock options under our 2000 Stock Option Plan with an exercise price equal to our closing stock price on the date of grant and with a term of up to ten years. Options granted before January 2007 have an exercise price equal to the average of the high and the low sales prices of our stock on the day of grant. The stock option grants vest over a five-year period, beginning on the second anniversary of the grant date (for all key executives of the company, including the named executive officers), or the first anniversary of the grant date (for all other optionees). Such options vest only while employed by the company, unless certain specified events occur, such as death or disability, in which case the options immediately vest and become fully exercisable. Stock options expire no more than ten years from their date of grant.

     An optionee has no rights as a stockholder with respect to any shares covered by his or her options until the options are exercised. During the life of the optionee, the option is exercisable only by him or her. No option is exercisable more than 60 days after termination of employment. Notwithstanding the foregoing, if termination is due to the total and permanent disability of the optionee, vested options remain exercisable for 12 months after termination (unless such person dies during such 12-month period, in which case the period applicable in case of death applies) or, if termination is due to the death of an optionee, vested options remain exercisable until the earlier of six months after the appointment and qualification of an executor or administrator of the deceased optionee’s estate or 12 months after the death of the optionee. In addition, if the optionee is at least 55 years of age at the time of retirement and has completed at least 10 years of service with the company, then vested options will remain exercisable for a period of 36 months from the date of such person’s retirement (unless such person dies during such 36-month period, in which case other periods apply), or, if such retiree has five (but less than 10) years of service with the company, then vested options will remain exercisable for a period of 12 months from the date of such person’s retirement (unless such person dies during such 12-month period, in which case the period applicable in the event of death applies).

     If our board of directors decides it is in the best interest of the company for Mr. Martone to retire on or after July 1, 2009 and prior to his 65th birthday, all of Mr. Martone’s unvested stock options will vest as of his designated retirement date.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2007

	Option Awards					Stock Awards
									Equity
									Incentive
								Equity	Plan
								Incentive	Awards:
								Plan	Market
								Awards:	or Payout
								Number of	Value of
							Market	Unearned	Unearned
		Number of	Number of				Value of	Shares,	Shares,
		Securities	Securities			Number	Shares or	Units or	Units or
		Underlying	Underlying			of Shares	Units of	Other	Other
		Unexercised	Unexercised	Option		or Units of	Stock That	Rights That	Rights That
		Options (#)	Options (#)	Exercise	Option	Stock That	Have Not	Have Not	Have Not
	Grant	(Exercis-	(Unexercis-	Price	Expiration	Have Not	Vested	Vested	Vested
Name	Date	able) (1)	able) (1)	($) (1)	Date	Vested (#)(2)	($) (3)	(#) (2) (4)	($) (3)
(a)		(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Gary C. Butler	5/18/1998	131,700		$29.18	5/17/08
	7/26/1999	109,750		$38.01	7/25/09
	10/18/1999	65,850		$40.06	10/17/09
	8/14/2000	109,750		$51.11	8/14/10
	8/13/2001	98,775	10,975	$44.06	8/13/11
	9/21/2001	8,780		$39.64	9/20/11
	7/22/2002	61,460	15,365	$29.38	7/21/12
	7/22/2002	10,864		$29.38	7/21/12
	8/12/2002	87,800	21,950	$33.58	8/11/12
	8/11/2003	28,535	42,802	$34.45	8/10/13
	8/11/2003	59,265	88,897	$34.45	8/10/13
	8/11/2004	19,755	79,020	$35.56	8/10/14
	8/11/2005		109,750	$40.51	8/10/15
	7/1/2006		384,125	$41.50	6/30/16
	—					32,000	$1,551,040	62,620	$3,035,191

Arthur F. Weinbach	8/13/1998	175,600		$30.94	8/12/08
	7/26/1999	175,600		$38.01	7/25/09
	8/14/2000	186,575		$51.11	8/31/09
	8/13/2001	186,575		$44.06	8/31/09
	9/21/2001	13,307		$39.64	8/31/09
	7/22/2002	16,460		$29.38	8/31/09
	8/12/2002	186,575		$33.58	8/31/09
	8/11/2003	98,775		$34.45	8/31/09
	8/11/2003	274,375		$34.45	8/31/09
	8/11/2004	186,575		$35.56	8/31/09
	8/11/2005	186,575		$40.51	8/31/09
	1/26/2007		5,487	$42.94	1/25/17
	—					32,850	$1,592,240	13,333	$646,251

Christopher R. Reidy	10/2/2006		82,312	$42.98	10/1/16
	—					13,000	$630,110	21,286	$1,031,732

Dan Sheldon	—					0	$0	0	$0

S. Michael Martone	5/19/1999	32,925		$39.89	5/18/09
	5/15/2000	27,437		$46.90	5/15/10
	5/15/2001	27,437		$48.12	5/14/11
	9/21/2001	4,801		$39.64	9/20/11
	5/14/2002	21,950	5,487	$48.36	5/13/12

	Option Awards					Stock Awards
									Equity
									Incentive
								Equity	Plan
								Incentive	Awards:
								Plan	Market
								Awards:	or Payout
								Number of	Value of
							Market	Unearned	Unearned
		Number of	Number of				Value of	Shares,	Shares,
		Securities	Securities			Number	Shares or	Units or	Units or
		Underlying	Underlying			of Shares	Units of	Other	Other
		Unexercised	Unexercised	Option		or Units of	Stock That	Rights That	Rights That
		Options (#)	Options (#)	Exercise	Option	Stock That	Have Not	Have Not	Have Not
	Grant	(Exercis-	(Unexercis-	Price	Expiration	Have Not	Vested	Vested	Vested
Name	Date	able) (1)	able) (1)	($) (1)	Date	Vested (#)(2)	($) (3)	(#) (2) (4)	($) (3)
(a)		(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
	7/22/2002	21,950	5,487	$29.38	7/21/12
	7/22/2002	5,991		$29.38	7/21/12
	5/13/2003	16,462	10,975	$31.28	5/12/13
	8/11/2003	13,170	8,780	$34.45	8/10/13
	5/11/2004	13,170	19,755	$42.30	5/10/14
	8/11/2004	7,353	29,413	$35.56	8/10/14
	1/27/2006		36,766	$40.70	1/26/16
	1/26/2007		60,362	$42.94	1/25/17
	—					25,487	$1,235,355	42,152	$2,043,107

James B. Benson	10/29/1998	43,900		$34.72	10/28/08
		27,437		$40.06	10/17/09
	10/17/2000	21,950		$54.59	10/17/10
	9/21/2001	2,880		$39.64	9/20/11
	10/22/2001	21,950		$44.96	10/21/11
	7/22/2002	17,560	4,390	$29.38	7/21/12
	7/22/2002	3,621		$29.38	7/21/12
	11/12/2002	13,170	8,780	$38.65	11/11/12
	8/11/2003	9,877	6,585	$34.45	8/10/13
	11/11/2003	10,975	16,462	$35.74	11/10/13
	1/27/2005	3,731	14,926	$39.40	1/26/15
	1/27/2006		18,657	$40.70	1/26/16
	1/26/2007		18,657	$42.94	1/25/17
	—					12,156	$589,201	21,066	$1,021,069

George I. Stoeckert	11/11/1997	43,900		$24.88	11/10/07
	10/29/1998	43,900		$34.72	10/28/08
	10/18/1999	27,437		$40.06	10/17/09
	10/17/2000	21,950		$54.59	10/17/10
	9/21/2001	3,594		$39.64	9/20/11
	10/22/2001	21,950		$44.96	10/21/11
	7/22/2002	17,560	4,390	$29.38	7/21/12
	7/22/2002	4,444		$29.38	7/21/12
	11/12/2002	13,170	8,780	$38.65	11/11/12
	8/11/2003	13,170	8,780	$34.45	8/10/13
	11/11/2003	13,170	19,755	$35.74	11/10/13
	1/27/2005	4,390	17,560	$39.40	1/26/15
	1/27/2006		21,950	$40.70	1/26/16
	1/26/2007		21,950	$42.94	1/25/17
	—					10,400	$504,088	20,204	$979,288

____________________

(1)	The option awards and exercise price have been adjusted to reflect the spin-off of our former Brokerage Services Group business on March 30, 2007.

(2)	The shares underlying the pending two-year performance-based restricted stock program awards and the Accelerated Revenue Program awards, which have not yet been granted, have been adjusted to reflect the spin-off of our former Brokerage Services Group business on March 30, 2007.

(3)	Market value based on June 29, 2007 closing price of our common stock of $48.47 per share.

(4)	Equity Incentive Plan Awards include the one-year performance-based restricted stock program awards, the two-year performance-based restricted stock program awards and the Accelerated Revenue Program awards. Awards under the two-year performance-based restricted stock program and the Accelerated Revenue Program are subject to achievement of target level performance.

OUTSTANDING EQUITY AWARDS VESTING SCHEDULE FOR FISCAL YEAR 2007

	Option Awards		Stock Awards
Grant or
	Grant Date	Vesting from Grant Date	Award Date	Vesting Schedule
Gary C. Butler	5/18/1998	50% vested on 5/18/2001;	1/27/2005	50% vested on 1/1/2007;
		50% vested on 5/18/2002		50% vests on 1/1/2008
	7/26/1999	20% vested on 7/26/2001;	9/27/2005	33 1/3% vested on 7/1/2006;
		20% vested on 7/26/2002;		33 1/3% vested on 7/1/2007;
		40% vested on 7/26/2003;		33 1/3% vests on 7/1/2008
		20% vested on 7/26/2004		Grant was made after performance period
	10/18/1999	33% vested on 10/18/2002;		which coincides with vesting date of July 1.
		67% vested on 10/18/2003	7/1/2006	50% vested on 1/1/2007;
	8/14/2000	20% vested on 8/14/2001;		50% vests on 1/1/2008
		20% vested on 8/14/2002;	9/22/2006	33 1/3% vested on 7/1/2007;
		20% vested on 8/14/2003;		33 1/3% vests on 7/1/2008;
		20% vested on 8/14/2004;		33 1/3% vests on 7/1/2009
		20% vested on 8/14/2005		Grant was made after performance period
	8/13/2001	60% vested on 8/13/2004;		which coincides with vesting date of July 1
		20% vested on 8/13/2005;	9/22/2008	If performance targets are achieved, stock
		10% vested on 8/13/2006;		will be granted on or about 9/22/2008 and
		10% vested on 8/13/2007		will vest fully six months after grant date.
	9/21/2001	100% vested on 9/1/2002
	7/22/2002	20% vested on 7/22/2003;
20% vested on 7/22/2004;
20% vested on 7/22/2005;
20% vested on 7/22/2006;
20% vested on 7/22/2007
	7/22/2002	100% vested on 9/1/2003
	8/12/2002	40% vested on 8/12/2004;
20% vested on 8/12/2005;
20% vested on 8/12/2006;
20% vested on 8/12/2007
	8/11/2003	20% vested on 8/11/2005;
20% vested on 8/11/2006;
20% vested on 8/11/2007;
20% vests on 8/11/2008;
20% vests on 8/11/2009
	8/11/2003	20% vested on 8/11/2005;
20% vested on 8/11/2006;
20% vested on 8/11/2007;
20% vests on 8/11/2008;
20% vests on 8/11/2009
	8/11/2004	20% vested on 8/11/2006;
20% vested on 8/11/2007;
20% vests on 8/11/2008;
20% vests on 8/11/2009;
20% vests on 8/11/2010
	8/11/2005	20% vested on 8/11/2007;
20% vests on 8/11/2008;
20% vests on 8/11/2009;
20% vests on 8/11/2010;
20% vests on 8/11/2011
	7/1/2006	20% vested on 7/1/2007;
20% vests on 7/1/2008;
20% vests on 7/1/2009;
20% vests on 7/1/2010;
20% vests on 7/1/2011

	Option Awards		Stock Awards
Grant or
	Grant Date	Vesting from Grant Date	Award Date	Vesting Schedule
Arthur F. Weinbach	8/13/1998	13% vested on 8/13/2002;	9/27/2005	33 1/3% vested on 7/1/2006;
		50% vested on 8/13/2003;		33 1/3% vested on 7/1/2007;
		37% vested on 8/13/2004		33 1/3% vests on 7/1/2008
	7/26/1999	50% vested on 7/26/2003;		Grant was made after performance period
		25% vested on 7/26/2004;		which coincides with vesting date of July 1.
25% vested on 7/26/2005
	8/14/2000	44.4% vested on 8/14/2004;
33% vested on 8/14/2005;
22.3% vested on 8/14/2006
	8/13/2001	41% vested on 8/13/2005;
29.5% vested on 8/13/2006;
29.5% vested on 8/13/2007
	9/21/2001	100% vested on 9/1/2002
	7/22/2002	100% vested on 9/1/2003
	8/12/2002	58% vested on 8/12/2006;
42% vested on 8/31/2006
	8/11/2003	20% vested on 8/11/2005;
20% vested on 8/11/2006;
60% vested on 8/31/2006
	8/11/2003	20% vested on 8/11/2005;
20% vested on 8/11/2006;
60% vested on 8/31/2006
	8/11/2004	20% vested on 8/11/2006;
80% vested on 8/31/2006
	8/11/2005	100% vested on 8/31/2006
	1/26/2007	20% vests on 11/14/2007;
20% vests on 11/14/2008;
20% vests on 11/14/2009;
20% vests on 11/14/2010;
20% vests on 11/14/2011

Christopher R. Reidy	10/2/2006	20% vests on 10/2/2008;	10/2/2006	50% vested on 1/1/07;
		20% vests on 10/2/2009;		50% vests on 1/1/08
		20% vests on 10/2/2010;	9/22/2008	If performance targets are achieved, stock
		20% vests on 10/2/2011;		will be granted on or about 9/22/2008 and
		20% vests on 10/2/2012.		will vest fully six months after grant date.

S. Michael Martone	5/19/1999	50% vested on 5/19/2002;	8/11/2005	100% vests on 1/1/2008
		37% vested on 5/19/2003;	9/27/2005	33 1/3% vested on 7/1/2006;
		13% vested on 5/19/2004		33 1/3% vested on 7/1/2007;
	5/15/2000	40% vested on 5/15/2004;		33 1/3% vests on 7/1/2008
		40% vested on 5/15/2005;		Grant was made after performance period
		20% vested on 5/15/2006		which coincides with vesting date of July 1.
	5/15/2001	45% vested on 5/15/2005;	9/22/2006	33 1/3% vested on 7/1/2007;
		33% vested on 5/15/2006;		33 1/3% vests on 7/1/2008;
		22% vested on 5/15/2007		33 1/3% vests on 7/1/2009
	9/21/2001	100% vested on 9/1/2002		Grant was made after performance period
	5/14/2002	40% vested on 5/14/2005;		which coincides with vesting date of July 1.
		20% vested on 5/14/2006;	9/22/2008	If performance targets are achieved, stock
		20% vested on 5/14/2007;		will be granted on or about 9/22/2008 and
		20% vests on 5/14/2008		will vest fully six months after grant date.
	7/22/2002	20% vested on 7/22/2003;	4/25/2007	100% vests on 1/1/2008
20% vested on 7/22/2004;
20% vested on 7/22/2005;
20% vested on 7/22/2006;
20% vested on 7/22/2007
	7/22/2002	100% vested on 9/1/2003

	Option Awards		Stock Awards
Grant or
	Grant Date	Vesting from Grant Date	Award Date	Vesting Schedule
	5/13/2003	20% vested on 5/13/2005;
20% vested on 5/13/2006;
20% vested on 5/13/2007;
20% vests on 5/13/2008;
20% vests on 5/13/2009
	8/11/2003	20% vested on 8/11/2004;
20% vested on 8/11/2005;
20% vested on 8/11/2006;
20% vested on 8/11/2007;
20% vests on 8/11/2008
	5/11/2004	20% vested on 5/11/2006;
20% vested on 5/11/2007;
20% vests on 5/11/2008;
20% vests on 5/11/2009;
20% vests on 5/11/2010
	8/11/2004	20% vested on 8/11/2006;
20% vested on 8/11/2007;
20% vests on 8/11/2008;
20% vests on 8/11/2009;
20% vests on 8/11/2010
	1/27/2006	20% vests on 1/27/2008;
20% vests on 1/27/2009;
20% vests on 1/27/2010;
20% vests on 1/27/2011;
20% vests on 1/27/2012
	1/26/2007	20% vests on 1/26/2009;
20% vests on 1/26/2010;
20% vests on 1/26/2011;
20% vests on 1/26/2012;
20% vests on 1/26/2013

James B. Benson	10/29/1998	40% vested on 10/29/2002;	9/27/2005	33 1/3% vested on 7/1/2006;
		40% vested on 10/29/2003;		33 1/3% vested on 7/1/2007;
		20% vested on 10/29/2004		33 1/3% vests on 7/1/2008
	10/18/1999	20% vested on 10/18/2002;		Grant was made after performance period
		20% vested on 10/18/2003;		which coincides with vesting date of July 1.
		20% vested on 10/18/2004;	1/3/2006	100% vests on 1/3/2008
		40% vested on 10/18/2005	9/22/2006	33 1/3% vested on 7/1/2007;
	10/17/2000	33 1/3% vested on 10/17/2001;		33 1/3% vests on 7/1/2008;
		33 1/3% vested on 10/17/2002;		33 1/3% vests on 7/1/2009
		33 1/3% vested on 10/17/2003		Grant was made after performance period
	9/21/2001	100% vested on 9/1/2002		which coincides with vesting date of July 1.
	10/22/2001	20% vested on 10/22/2002;	9/22/2008	If performance targets are achieved, stock
		20% vested on 10/22/2003;		will be granted on or about 9/22/2008 and
		20% vested on 10/22/2004;		will vest fully six months after grant date.
		20% vested on 10/22/2005;	4/25/2007	100% vests on 1/1/2008
20% vested on 10/22/2006
	7/22/2002	20% vested on 7/22/2003;
20% vested on 7/22/2004;
20% vested on 7/22/2005;
20% vested on 7/22/2006;
20% vested on 7/22/2007
	7/22/2002	100% vested on 9/1/2003
	11/12/2002	20% vested on 11/12/2004;
20% vested on 11/12/2005;
20% vested on 11/12/2006;
20% vests on 11/12/2007;
20% vests on 11/12/2008

	Option Awards		Stock Awards
Grant or
	Grant Date	Vesting from Grant Date	Award Date	Vesting Schedule
	8/11/2003	20% vested on 8/11/2004;
20% vested on 8/11/2005;
20% vested on 8/11/2006;
20% vested on 8/11/2007;
20% vests on 8/11/2008
	11/11/2003	20% vested on 11/11/2005;
20% vested on 11/11/2006;
20% vests on 11/11/2007;
20% vests on 11/11/2008;
20% vests on 11/11/2009
	1/27/2005	20% vested on 1/27/2007;
20% vests on 1/27/2008;
20% vests on 1/27/2009;
20% vests on 1/27/2010;
20% vests on 1/27/2011
	1/27/2006	20% vests on 1/27/2008;
20% vests on 1/27/2009;
20% vests on 1/27/2010;
20% vests on 1/27/2011;
20% vests on 1/27/2012
	1/26/2007	20% vests on 1/26/2009;
20% vests on 1/26/2010;
20% vests on 1/26/2011;
20% vests on 1/26/2012;
20% vests on 1/26/2013

George I. Stoeckert	11/11/1997	20% vested on 11/11/1998;	1/27/2005	50% vested on 1/1/2007;
		20% vested on 11/11/1999;		50% vests on 1/1/2008
		20% vested on 11/11/2000;	9/27/2005	33 1/3% vested on 7/1/2006;
		20% vested on 11/11/2001;		33 1/3% vested on 7/1/2007;
		20% vested on 11/11/2002		33 1/3% vests on 7/1/2008
	10/29/1998	25% vested on 10/28/2001;		Grant was made after performance period
		25% vested on 10/29/2002;		which coincides with vesting date of July 1.
		25% vested on 10/29/2003;	9/22/2006	33 1/3% vested on 7/1/2007;
		25% vested on 10/29/2004		33 1/3% vests on 7/1/2008;
	10/18/1999	20% vested on 10/18/2001;		33 1/3% vests on 7/1/2009
		20% vested on 10/18/2002;		Grant was made after performance period
		20% vested on 10/18/2003;		which coincides with vesting date of July 1.
		20% vested on 10/18/2004;	9/22/2008	If performance targets are achieved, stock
		20% vested on 10/18/2005		will be granted on or about 9/22/2008 and
	10/17/2000	25% vested on 10/17/2003;		will vest fully six months after grant date.
25% vested on 10/17/2004;
25% vested on 10/17/2005;
25% vested on 10/17/2006
	9/21/2001	100% vested on 9/1/2002
	10/22/2001	20% vested on 10/22/2002;
20% vested on 10/22/2003;
20% vested on 10/22/2004;
20% vested on 10/22/2005;
20% vested on 10/22/2006
	7/22/2002	20% vested on 7/22/2003;
20% vested on 7/22/2004;
20% vested on 7/22/2005;
20% vested on 7/22/2006;
20% vested on 7/22/2007
	7/22/2002	100% vested on 9/1/2003

Option Awards		Stock Awards
Grant or
Grant Date	Vesting from Grant Date	Award Date	Vesting Schedule
11/12/2002	20% vested on 11/12/2004;
20% vested on 11/12/2005;
20% vested on 11/12/2006;
20% vests on 11/12/2007;
20% vests on 11/12/2008
8/11/2003	20% vested on 8/11/2004;
20% vested on 8/11/2005;
20% vested on 8/11/2006;
20% vested on 8/11/2007;
20% vests on 8/11/2008
11/11/2003	20% vested on 11/11/2005;
20% vested on 11/11/2006;
20% vests on 11/11/2007;
20% vests on 11/11/2008;
20% vests on 11/11/2009
1/27/2005	20% vested on 1/27/2007;
20% vests on 1/27/2008;
20% vests on 1/27/2009;
20% vests on 1/27/2010;
20% vests on 1/27/2011
1/27/2006	20% vests on 1/27/2008;
20% vests on 1/27/2009;
20% vests on 1/27/2010;
20% vests on 1/27/2011;
20% vests on 1/27/2012
1/26/2007	20% vests on 1/26/2009;
20% vests on 1/26/2010;
20% vests on 1/26/2011;
20% vests on 1/26/2012;
20% vests on 1/26/2013

OPTION EXERCISES AND STOCK VESTED TABLE FOR FISCAL YEAR 2007

	Option Awards		Stock Awards
	Number		Number
	of Shares	Value	of Shares	Value
	Acquired on	Realized on	Acquired on	Realized on
Name	Exercise (#)	Exercise ($)	Vesting (#)	Vesting ($)
(a)	(b)	(c)	(d)	(e)
Gary C. Butler (1)	0	$0	35,750	$1,746,154
Arthur F. Weinbach (2)	219,500	$5,547,380	39,516	$1,920,808
Christopher R. Reidy (3)	0	$0	13,000	$639,990
Dan Sheldon (4)	10,000	$260,478	3,250	$156,696
S. Michael Martone (5)	0	$0	21,375	$1,047,224
James B. Benson (6)	40,000	$815,200	11,066	$542,325
George I. Stoeckert (7)	40,000	$1,088,249	11,233	$549,931
____________________

(1)	Mr. Butler acquired 3,750 shares with a market price of $45.545 on July 1, 2006 and 32,000 shares with a market price of $49.23 on January 1, 2007, each upon lapse of restrictions.

(2)	Mr. Weinbach exercised options to purchase 219,500 shares on May 3, 2007, with an exercise price of $21.212 and a market price of $46.485. He acquired 6,666 shares with a market price of $45.545 on July 1, 2006 and 32,850 shares with a market price of $49.23 on January 1, 2007, each upon lapse of restrictions.

(3)	Mr. Reidy acquired 13,000 shares with a market price of $49.23 on January 1, 2007 upon lapse of restrictions.

(4)	Mr. Sheldon exercised options to purchase 10,000 shares on September 27, 2006, with an exercise price of $21.156 and a market price of $47.204. He acquired 500 shares with a market price of $45.545 on July 1, 2006, 250 shares with a market price of $43.395 on August 1, 2006 and 2,500 shares with a market price of $49.23 on January 1, 2007, each upon lapse of restrictions.

(5)	Mr. Martone acquired 1,375 shares with a market price of $45.545 on July 1, 2006 and 20,000 shares with a market price of $49.23 on January 1, 2007, each upon lapse of restrictions.

(6)	Mr. Benson exercised options to purchase 40,000 shares on October 3, 2006, with an exercise price of $27.31 and a market price of $47.69. He acquired 666 shares with a market price of $45.545 on July 1, 2006 and 10,400 shares with a market price of $49.23 on January 1, 2007, each upon lapse of restrictions.

(7)	Mr. Stoeckert exercised options to purchase 10,000 shares on September 26, 2006, with an exercise price of $21.156 and a market price of $48.25, exercised options to purchase 10,000 shares on November 7, 2006 with an exercise price of $21.156 and a market price of $48.25, exercised options to purchase 5,000 shares on November 7, 2006 with an exercise price of $21.156 and a market price of $48.404 and exercised options to purchase 15,000 shares on November 10, 2006 with an exercise price of $21.156 and a market price of $48.498. He acquired 833 shares with a market price of $45.545 on July 1, 2006 and 10,400 shares with a market price of $49.23 on January 1, 2007, each upon lapse of restrictions.

PENSION BENEFITS FOR FISCAL YEAR 2007

		Number of	Present Value	Payments
		Years Credited	of Accumulated	During Last
Name	Plan Name	Service (1)	Benefit (2)(3)	Fiscal Year
(a)	(b)	(c)	(d)	(e)
Gary C. Butler	Automatic Data Processing, Inc.	31.50	$1,873,534	$0
	Pension Retirement Plan			$0
	Supplemental Officers	16.67	$3,597,361	$0
	Retirement Plan
Arthur F. Weinbach (4)	Automatic Data Processing, Inc.	26.17	$1,824,825	$266,809
	Pension Retirement Plan
	Supplemental Officers	16.67	$7,229,691	$473,041
	Retirement Plan
Christopher R. Reidy	Automatic Data Processing, Inc.	0.00	$0	$0
	Pension Retirement Plan
	Supplemental Officers	0.00	$58,981	$0
	Retirement Plan
Dan Sheldon (5)	Automatic Data Processing, Inc.	21.25	$143,078	$0
	Pension Retirement Plan
	Supplemental Officers	3.00	$0	$0
	Retirement Plan
S. Michael Martone	Automatic Data Processing, Inc.	19.50	$1,839,265	$0
	Pension Retirement Plan
	Supplemental Officers	12.00	$492,574	$0
	Retirement Plan
James B. Benson	Automatic Data Processing, Inc.	29.50	$2,006,355	$0
	Pension Retirement Plan
	Supplemental Officers	16.67	$618,892	$0
	Retirement Plan
George I. Stoeckert	Automatic Data Processing, Inc.	14.50	$1,662,683	$0
	Pension Retirement Plan
	Supplemental Officers	15.00	$141,420	$0
	Retirement Plan
____________________

(1)	Consists of the number of years of service credited as of June 30, 2007 for the purpose of determining benefit service under the applicable pension plan. Credited service is defined in the Supplemental Officers Retirement Plan as full calendar years of continuous employment with the company.

(2)	The Pension Retirement Plan provides benefits in the form of a lump sum or an annuity and the Supplemental Officers Retirement Plan provides exclusively an annuity form of benefit. We calculated a present value of the executive’s benefit using an interest rate, a discount rate and a mortality assumption. We calculated the actuarial present values of accumulated benefits as of June 30, 2007 using the RP-2000 white collar mortality table (projected to 2007), a 4.75% interest crediting rate for the pension plan, and a 6.25% discount rate.

(3)	Cash balances under the Pension Retirement Plan are included in the present values shown for the Pension Retirement Plan in column (d) and, at June 30, 2007, are as follows: Mr. Butler, $264,491; Mr. Weinbach, $0; Mr. Reidy, $0; Mr. Sheldon, $164,478; Mr. Martone, $170,831; Mr. Benson, $244,947; and Mr. Stoeckert, $129,307.

(4)	The present value of Mr. Weinbach’s benefits under the Supplemental Officer Retirement Plan and the Pension Retirement Plan takes into account the beginning of payments from the Supplemental Officer Retirement Plan on September 1, 2006, and from the Pension Retirement Plan on March 1, 2007.

(5)	Mr. Sheldon terminated employment with us to become the chief financial officer of Broadridge Financial Solutions, Inc. (a company resulting from the spin-off of our former Brokerage Services Group business) without meeting the Supplemental Officers Retirement Plan’s vesting requirements and therefore no benefits are owed to him under that plan.

Automatic Data Processing, Inc. Pension Retirement Plan

     The Pension Retirement Plan is a tax-qualified defined benefit plan covering substantially all U.S. employees of the company. Under the Pension Retirement Plan, the company credits participants’ notional accounts with annual contributions, which are determined based upon base salary and years of service. The contributions range from 2.1% to 10% of base salary and the accounts earn interest based upon the ten-year U.S. Treasury constant maturity rates. Compensation used to determine the benefits in any given year is limited to calendar year base salary up to the Internal Revenue Service compensation limit in effect for the plan year. A participant must have five years of service to receive any benefit.

Supplemental Officers Retirement Plan

     The company also sponsors the Supplemental Officers Retirement Plan, a non-qualified defined benefit plan which pays an annuity on retirement. Eligible participants include all key executives of the company (including the named executive officers). The amount of the annual benefit is determined by taking the average annual compensation of a participant for the five full consecutive calendar years during which he or she received the highest amount of compensation, and then multiplying that amount by a factor of 1.5% and the number of years of service. The maximum service period that can be credited under the plan is 16.67 years. A participant must have at least five years of service to receive any benefit. After ten years of service, a participant will qualify for the full annual benefit. Compensation covered under the Supplemental Officers Retirement Plan includes base salary and bonus amounts (paid or deferred) and compensation from restricted stock vesting during the fiscal year. Under certain circumstances, annual benefits are subject to reduction for payments from social security, the Pension Retirement Plan and the 401(k) plan, and any retirement benefits from a former or subsequent employer of the participant.

     A Supplemental Officers Retirement Plan participant whose employment is involuntarily terminated is eligible to receive service credit for the full year in the year in which the employment terminates. Supplemental Officers Retirement Plan benefits commence at the later of attainment of age 60 or termination of employment. A participant who terminates employment by reason of disability is eligible to receive an unreduced benefit payable as of the participant’s termination. Upon the death of a participant, the participant’s surviving spouse is eligible to receive a 50% survivor annuity.

NONQUALIFIED DEFERRED COMPENSATION FOR FISCAL YEAR 2007

	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions	Contributions	Earnings in	Withdrawals/	Balance at
Name	in 2007 (1) ($)	in 2007 ($)	2007 ($)	Distributions ($)	June 30, 2007
(a)	(b)	(c)	(d)	(e)	(f)
Gary C. Butler	$0	$ 0	$0	$0	$0
Arthur F. Weinbach	$2,640,000	$ 0	$411,581	$547,424 (2)	$7,385,118
Christopher R. Reidy	$0	$ 0	$0	$0	$0
Dan Sheldon	$0	$ 0	$0	$0	$0
S. Michael Martone	$0	$ 0	$92,874	$0	$638,898
James B. Benson	$243,000	$ 0	$239,671	$0	$1,948,024
George I. Stoeckert	$0	$ 0	$0	$0	$0
____________________

(1)

Reflects deferrals of annual bonus for fiscal year 2006 performance. This deferred amount is not included in the amount reported in column (g) of the Summary Compensation Table, “Non-Equity Incentive Plan Compensation”.

(2)	Reflects distributions made according to Mr. Weinbach’s elections before his retirement as our chief executive officer.

Deferred Compensation Program

     All key executives of the company (including the named executive officers) can defer up to 100% of their annual bonuses into a deferred compensation account. Officers must make annual elections to defer in the first quarter of the fiscal year in which the bonus is earned. They can choose two investment options for their deferrals: a fixed income fund or a fund designed to track the performance of the Standard & Poor’s index of 500 leading U.S. companies. The fixed fund rate is adjusted each fiscal year. For fiscal year 2007, the fixed fund rate was 5.75%, or 112% of the applicable federal long-term rate. The company does not match deferrals by its named executive officers or otherwise contribute any amounts to the named executive officers’ deferred compensation accounts.

     All deferrals made beginning with fiscal year 2005 are administered in compliance with Section 409A of the Internal Revenue Code. Fund allocations are chosen at the same time the deferral is elected. The program does not allow such allocations to change once the deferral is made to the account. Each participant has the option of making a one-time change affecting when their distributions from the account can occur. The change, which is required to be made twelve months before the first distribution date, and can only be used to delay the timing and change the number of installment payments received. However, in accordance with Section 409A, any changed distribution cannot be earlier than 5 years after the previously scheduled distribution date, with the exception of payments made by the reason of death and permanent disability.

     The program requires that on termination of employment, other than due to retirement, death or disability, deferred funds will be distributed to participants in a lump sum payment. This overrides all previously elected distribution schedules. Those funds and the earnings on deferrals made for fiscal year 2005 and later may be distributed to an executive after termination of employment only after a six-month delay. Distributions are subject to federal, state and local income taxes on both the principal amount and investment earnings at the ordinary income rate in the year in which such payments are made.

POTENTIAL PAYMENTS TO NAMED EXECUTIVE OFFICERS UPON TERMINATION
OR CHANGE IN CONTROL

Change in Control Severance Plan for Corporate Officers

     We have in effect the Automatic Data Processing, Inc. Change in Control Severance Plan for Corporate Officers. The change in control plan provides for the payment of specified benefits to officers selected by the board of directors if their employment terminates after a change in control of the company. All named executive officers of the company participate in the change in control plan. As of June 30, 2007, there were 24 participants in the change in control plan.

     The change in control plan provides that:

  participants who are terminated without cause or who leave for good reason during the two-year period following the occurrence of a change in control will receive a lump sum payment equal to 150% of such participant’s current total annual compensation;

  participants who are terminated without cause or who leave for good reason during the third year following the occurrence of a change in control will receive a payment equal to 100% of such participant’s current total annual compensation;

  options to purchase common stock held by participants who are terminated without cause or who leave for good reason during the two-year period following the occurrence of a change in control will become fully vested and exercisable;

  options to purchase common stock held by participants who are terminated without cause or who leave for good reason during the third year following the occurrence of a change in control will become fully vested and exercisable to the extent that such options would have otherwise vested within one year after being terminated without cause or leaving for good reason;

  restricted shares issued under the time-based restricted stock program and held by participants who are terminated without cause or who leave for good reason during the two-year period following the occurrence of a change in control will become fully vested as to those restricted shares for which vesting restrictions would otherwise have lapsed within two years after being terminated without cause or leaving for good reason;

  restricted shares held by participants who are terminated without cause or who leave for good reason during the third year following the occurrence of a change in control will become fully vested to the extent that vesting restrictions would have lapsed within one year after being terminated without cause or leaving for good reason; and

  since under the two-year performance-based program restricted shares are not issued until after the end of the applicable two-year performance periods, the company will issue to a participant on the date such participant is terminated without cause or leaves for good reason the number of restricted shares a participant would have been entitled to receive had the performance goals been achieved at the 100% target rate in the then ongoing two-year performance-based restricted stock programs.

     A participant’s current total annual compensation equals his or her highest rate of annual salary during the calendar year in which his or her employment terminates or the year immediately prior to the year of such termination, plus his or her average annual bonus compensation earned in respect of the two most recent calendar years immediately preceding the calendar year in which his or her employment terminates.

     The change in control payments due to Messrs. Reidy, Benson and Stoeckert are payable solely pursuant to the terms of the change in control plan. However, Messrs. Butler and Martone are both entitled to receive, on an item-by-item basis, the greater of the benefits and payments and more favorable conditions provided under the change in control plan and/or, in the case of Mr. Butler, his employment agreement entered into on June 28, 2006 and, in the case of Mr. Martone, the change of control agreement entered into on November 15, 2006.

     A “change in control” will have occurred if:

  any “person” (as defined in Section 3(a)(9) of the Exchange Act), excluding the company, any subsidiary of the company, or any employee benefit plan sponsored or maintained by the company (including any trustee of any such plan acting in its capacity as trustee), becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of securities of the company representing 35% or more of the total combined voting power of the company’s then outstanding securities;

  there occurs a merger, consolidation or other business combination of the company (a “transaction”), other than a “transaction” immediately following which the stockholders of the company immediately prior to the “transaction” continue to be the beneficial owners of securities of the resulting entity representing more than 65% of the voting power in the resulting entity, in substantially the same proportions as their ownership of company voting securities immediately prior to the “transaction”; or

  there occurs the sale of all or substantially all of the company’s assets, other than a sale immediately following which the stockholders of the company immediately prior to the sale are the beneficial owners of securities of the purchasing entity representing more than 65% of the voting power in the purchasing entity, in substantially the same proportions as their ownership of company voting securities immediately prior to the “transaction.”

     If instructed by a participant, the company will reduce payments under the change in control plan to avoid the application of excise taxes pursuant to Section 4999 of the Internal Revenue Code.

Employment Agreement with Mr. Butler

     Mr. Butler entered into an employment agreement with the company on June 28, 2006. The employment agreement provides that the company’s obligation to make payments to Mr. Butler will cease on the date he is terminated for cause, i.e. if he has:

  been convicted of a felony and such conviction has been upheld by a final ruling of court of law;

  failed or refused to perform his obligations as chief executive officer;

  committed any act of negligence in the performance of his duties under the employment agreement and failed to take appropriate corrective action (if such corrective action can be taken); or

  committed any act of willful misconduct.

     If the company terminates Mr. Butler’s employment for any reason other than (i) for cause, as discussed above, (ii) for death or permanent or serious disability, either physical or mental, (iii) on account of a change in control, or (iv) because the compensation committee either deems it to be in the company’s best interests for Mr. Butler to retire before his 65th birthday (or if Mr. Butler elects to retire after his 65th birthday) or confers on any other person any authority, duties, responsibilities or powers superior or equal to the authority, duties, responsibilities or powers that Mr. Butler has as the company’s chief executive officer on August 31, 2006, Mr. Butler will, for 24 months after such termination date:

  receive his annual base salary;

  have his stock options continue to vest;

  have the restrictions on his restricted stock continue to lapse (without regard to any performance goals); and

  continue to participate in each of the then ongoing performance-based restricted stock programs and the Growth Incentive Program, in the same manner as would have been the case had he continued to be an employee of the company and, if the performance goals established by the compensation committee under the applicable programs have been met, Mr. Butler will receive the number of shares of restricted stock or cash, as the case may be, that he would have been entitled to receive had he continued to be an employee of the company.

     If Mr. Butler dies or becomes permanently and seriously disabled, either physically or mentally, so that he is absent from his office due to such disability and otherwise unable substantially to perform his services under the employment agreement, the company may terminate his employment. Under such circumstances, the company will continue to pay Mr. Butler’s full compensation up to and including the effective date of his termination for death or disability. For 36 months after such termination date, he will:

  receive his annual base salary;

  receive his restricted stock (as all restrictions will be removed for 36 months) and unvested stock options, all of which will automatically vest on the date of his death or termination for disability; and

  continue to participate in each of the then ongoing performance-based restricted stock programs and the Growth Incentive Program, in the same manner as would have been the case had he continued to be an employee of the company and, if the performance goals established by the compensation committee under the applicable programs have been met, he is to receive the number of shares of restricted stock or cash, as the case may be, that he would have been entitled to receive had he continued to be an employee of the company.

     If Mr. Butler elects to voluntarily leave in the absence of a change in control (other than where the compensation committee determines that it is in the company’s best interests for Mr. Butler to retire before his 65th birthday or confers on any other person any authority, duties, responsibilities or powers superior or equal to the authority, duties, responsibilities or powers that Mr. Butler had as chief executive officer of the company on August 31, 2006, or if Mr. Butler elects to retire after his 65th birthday), the company’s obligation to make any payment to Mr. Butler will cease on the date his employment ends.

     If Mr. Butler’s employment is terminated other than for cause, or he resigns for good reason, within 24 months following a change in control of the company:

  he will receive a lump sum termination payment equal to a percentage, ranging from 300% if such termination occurs within two years after such change in control, to 200% if it occurs in the third year, to 100% if it occurs after the third year, of his current total annual compensation;

  all of his stock options will become fully vested and all of his restricted stock having restrictions lapsing within three years after such termination will have such restrictions automatically removed (without regard to any performance goals);

  the number of shares of restricted stock Mr. Butler would have been entitled to receive had the performance goals been achieved at the 100% target rate in each of the then ongoing performance-based restricted stock programs is to be immediately and automatically issued to him and all restrictions thereon removed; and

  if the change in control occurs prior to the completion of the Growth Incentive Program, he will receive the same payment that he otherwise would have received had the Growth Incentive Program achieved its 100% target rate.

     For purposes of the employment agreement, good reason means any action which results in a diminution in any respect in Mr. Butler’s current position, authority, duties or responsibilities as the company’s chief executive officer, or a reduction in the overall level of his compensation or benefits.

     Mr. Butler’s employment agreement provides that in the event any payment to him following a change in control results in the imposition of an excise tax under Section 4999 of the Internal Revenue Code, he will receive an additional payment such that after the payment of all such excise taxes and any taxes on the additional payments, he will be in the same after-tax position as if no excise tax had been imposed.

     If the compensation committee deems it to be in the company’s best interests that Mr. Butler retires prior to reaching his 65th birthday or if he decides to retire at any time after his 65th birthday, then:

  on the date of his retirement, all of Mr. Butler’s restricted stock then owned by him will continue to be owned by him and the restrictions thereon will continue to lapse in the same manner as would have been the case had he continued to be an employee of the company;

  Mr. Butler will continue to participate in each of the then ongoing performance-based restricted stock programs and the Growth Incentive Program in the same manner as would have been the case had he continued to be an employee the company and he will receive the number of shares of restricted stock and/or cash, as the case may be, he would have been entitled to receive had he continued to be an employee of the company, the restrictions on which will continue to lapse in the same manner as would have been the case had he continued to be an employee the company; and

  all of Mr. Butler’s outstanding unvested stock options will vest on his retirement date.

     If our board of directors confers on any other person (including any other director, officer or associate of the company) any authority, duties, responsibilities or powers superior or equal to the authority, duties, responsibilities or powers Mr. Butler had as our chief executive officer on August 31, 2006, Mr. Butler may deem such action to constitute a request that he immediately retire in the best interests of the company, in which case the arrangements set forth in the foregoing paragraph will apply.

     If Mr. Butler’s employment terminates other than for cause, then, under the Supplemental Officers Retirement Plan, his final average annual pay will be deemed to include the applicable compensation attributable to the periods covered by the termination payments made to Mr. Butler under his employment agreement. If the compensation committee deems it to be in the company’s best interests that Mr. Butler retire prior to his 65th birthday, any early retirement benefit payable under the Supplemental Officers Retirement Plan will not be actuarially reduced to reflect the payment of benefits before his normal retirement date.

Change in Control Agreement with Mr. Martone

     Mr. Martone entered into a change in control agreement with the company on November 15, 2006. The agreement provides that if Mr. Martone is terminated without cause or if Mr. Martone leaves for good reason during the two-year period following the occurrence of a change in control, Mr. Martone will receive a lump sum payment equal to 200% of his current total annual compensation. This termination payment will be reduced to 150% or 100% of Mr. Martone’s current total annual compensation if such termination or resignation occurs during the third year, or more than three years, respectively, following the occurrence of a change of control.

     In addition, all of Mr. Martone’s stock options will become fully vested, and all of his restricted stock having restrictions lapsing within three years after the date of such termination or resignation will have such restrictions automatically removed. In the event any payment to Mr. Martone following a change in control results in the imposition of an excise tax under Section 4999 of the Internal Revenue Code, he will receive an additional payment such that after the payment of all such excise taxes and any taxes on the additional payments, he will be in the same after-tax position as if no excise tax had been imposed.

Employment Agreement with Mr. Reidy

     Mr. Reidy entered into an employment agreement with the company on August 1, 2006. The agreement provides that if Mr. Reidy is non-voluntarily terminated from the company within the first three years of his employment, he will receive two years of base salary, bonus and restricted stock. After the third year of his employment, Mr. Reidy will be entitled to separation pay equal to one year of base salary, bonus and restricted stock.

Health Coverage

     Certain executives who terminate employment with the company after they have attained age 55 and been credited with ten years of service are eligible to participate in our executive retiree medical plan.

Termination and Change in Control Tables

     The following tables set forth the payments which each of our named executive officers would have received under various termination scenarios on June 30, 2007. With regard to the payments on a change in control, the amounts detailed below presume that each named executive officer’s employment was terminated by the company without cause or by the executive for good reason within two years following the change in control.

Potential Payments upon Termination or Change in Control for
Gary C. Butler

					Involuntary
	Change In				Termination
Payment Elements	Control	Death		Disability	Without Cause	Retirement
	($)			($)	($)	($)
Termination Payment	$4,960,515 (1)	$2,550,015	(2)	$2,550,015 (2)	$1,700,010 (3)	$0
Growth Incentive Plan(4)	$504,000	$504,000		$504,000	$504,000	$504,000
Stock Options(5)	$7,086,664	$7,086,664		$7,086,664	$7,086,664	$7,086,664
Restricted Stock(6)	$4,586,231	$4,586,231		$4,586,231	$4,263,082	$4,586,231
Supplemental Officers Retirement Plan(7)	$5,293,221 (8)	$1,737,638		$5,153,926	$5,293,221 (9)	$4,038,101	(10)
Excise Tax Gross Up	$5,022,773	$0		$0	$0	$0
Health Coverage(11)	$72,000	$0		$72,000	$72,000	$72,000
Other	$0	$0		$0	$0	$396,852	(12)
Total	$27,525,404	$16,464,548		$19,952,836	$18,918,977	$16,683,848
____________________

(1)

Represents payment of three times of each of (i) highest rate of annual salary during the calendar year in which employment terminates or the year immediately prior to the termination ($850,005) and (ii) average annual bonus for the two most recent completed calendar years ($803,500).

(2)	Represents payment of three times of annual salary of $850,005.

(3)	Represents payment of two times of annual salary of $850,005.

(4)	Assumes in all scenarios that target performance goals under the Growth Incentive Plan were achieved.

(5)	Assumes all options were exercised on June 30, 2007 at $48.47 per share, the closing price of a share of common stock of the company on the New York Stock Exchange on June 29, 2007.

(6)

Amounts include payment values of time-based restricted stock, one-year performance-based restricted stock, and two-year performance-based restricted stock. Amounts assume performance goals of the two-year performance-based restricted stock program will be achieved at 100% target rate. The payment value on involuntary termination without cause is lower than the payment values in each of the other scenarios because only shares scheduled to vest within two years of such termination are included, while in each of the other scenarios the shares scheduled to vest within three years of termination are included.

(7)

Represents present value of the benefit as of the last day of the 2007 fiscal year. We calculated the present value as of June 30, 2007 using the RP-2000 white collar mortality table (projected to 2007) and a 6.25% discount rate.

(8)

Represents the present value accrued benefit with an early retirement subsidy. Mr. Butler may be entitled to an early retirement subsidy if his employment were terminated in connection with a change in control.

(9)	Represents the present value accrued benefit with an early retirement subsidy. Mr. Butler is entitled to the subsidy on involuntary termination of employment.

(10)	Represents the accrued benefit as of June 30, 2007 actuarially adjusted for early retirement.

(11)	We determined this present value using a discount rate of 6.25% and a medical inflation rate beginning at 9.5% for 2007-2008 and ultimately settling at 5% by 2014.

(12)	Value of administrative support, office space and automobile, assuming 4.3 year acceleration of retirement between June 30, 2007 and October 31, 2011, when Mr. Butler will be 65.

Potential Payments upon Termination or Change in Control for
Christopher R. Reidy

				Involuntary
	Change In			Termination
Payment Elements	Control	Death	Disability	Without Cause	Retirement
	($)	($)	($)	($)	($)
Termination Payment	$1,365,000 (1)	$0	$0	$1,820,000 (2)	$0
Stock Options(3)	$451,934	$451,934	$451,934	$0	$0
Restricted Stock(4)	$1,599,443	$1,321,607	$1,321,607	$1,321,607	$0
Supplemental Officers Retirement Plan(5)	$133,846	$28,489	$182,911	$133,846	$66,923 (6)
Total	$3,550,223	$1,802,030	$1,956,452	$3,214,066	$66,923
____________________

(1)

Represents payment of one and one-half times of each of (i) highest rate of annual salary during the calendar year in which employment terminates or the year immediately prior to the termination ($510,000) and (ii) average annual bonus for the two most recent completed calendar years ($400,000).

(2)	Represents payment of two times of each of annual salary of $510,000 and annual bonus of $400,000.

(3)	Assumes all options were exercised on June 30, 2007 at $48.47 per share, the closing price of a share of common stock of the company on the New York Stock Exchange on June 29, 2007.

(4)

Amounts include payment values of time-based restricted stock, one-year performance-based restricted stock, two-year performance-based restricted stock and, for the change in control scenario only, restricted stock granted pursuant to the Accelerated Revenue Program. Amounts assume performance goals of the two-year performance-based restricted stock program will be achieved at 100% target rate.

(5)

Represents present value of the benefit as of the last day of the 2007 fiscal year. We calculated the present value as of June 30, 2007 using the RP-2000 white collar mortality table (projected to 2007) and a 6.25% discount rate.

(6)	Represents the accrued benefit as of June 30, 2007 actuarially adjusted for early retirement.

Potential Payments upon Termination or Change in Control for
S. Michael Martone

				Involuntary
	Change In			Termination
Payment Elements	Control	Death	Disability	Without Cause	Retirement
	($)	($)	($)	($)	($)
Termination Payment(1)	$2,096,634	$0	$0	$0	$0
Stock Options(2)	$1,537,980	$1,537,980	$1,537,980	$0	$0
Restricted Stock(3)	$3,208,791	$2,898,457	$2,898,457	$0	$0
Supplemental Officers Retirement Plan(4)	$581,259	$237,927	$780,106	$581,259	$558,903 (5)
Health Coverage(6)	$94,000	$0	$94,000	$94,000	$94,000
Total	$7,518,664	$4,674,364	$5,310,543	$675,259	$652,903
____________________

(1)

Represents payment of two times of each of (i) highest rate of annual salary during the calendar year in which employment terminates or the year immediately prior to the termination ($650,017) and (ii) average annual bonus for the two most recent completed calendar years ($398,300).

(2)	Assumes all options were exercised on June 30, 2007 at $48.47 per share, the closing price of a share of common stock of the company on the New York Stock Exchange on June 29, 2007.

(3)

Amounts include payment values of time-based restricted stock, one-year performance-based restricted stock, two-year performance-based restricted stock and, for the change in control scenario only, restricted stock granted pursuant to the Accelerated Revenue Program. Amounts assume performance goals of the two-year performance-based restricted stock program will be achieved at 100% target rate.

(4)

Represents present value of the benefit as of the last day of the 2007 fiscal year. We calculated the present value as of June 30, 2007 using the RP-2000 white collar mortality table (projected to 2007) and a 6.25% discount rate.

(5)	Represents the accrued benefit as of June 30, 2007 actuarially adjusted for early retirement.

(6)	We determined this present value using a discount rate of 6.25% and a medical inflation rate beginning at 9.5% for 2007-2008 and ultimately settling at 5% by 2014.

Potential Payments upon Termination or Change in Control for
James B. Benson

				Involuntary
	Change In			Termination
Payment Elements	Control	Death	Disability	Without Cause	Retirement
	($)	($)	($)	($)	($)
Termination Payment(1)	$1,020,845	$0	$0	$0	$0
Stock Options(2)	$855,453	$855,453	$855,453	$0	$153,731
Restricted Stock(3)	$1,537,401	$1,356,821	$1,356,821	$0	$0
Supplemental Officers Retirement Plan(4)	$690,325	$298,942	$779,314	$690,325	$672,158 (5)
Health Coverage(6)	$57,000	$0	$57,000	$57,000	$57,000
Total	$4,161,024	$2,511,216	$3,048,588	$747,325	$882,889
____________________

(1)

Represents payment of one and one-half times of each of (i) highest rate of annual salary during the calendar year in which employment terminates or the year immediately prior to the termination ($450,063) and (ii) average annual bonus for the two most recent completed calendar years ($230,500).

(2)	Assumes all options were exercised on June 30, 2007 at $48.47 per share, the closing price of a share of common stock of the company on the New York Stock Exchange on June 29, 2007.

(3)

Amounts include payment values of time-based restricted stock, one-year performance-based restricted stock, two-year performance-based restricted stock and, for the change in control scenario only, restricted stock granted pursuant to the Accelerated Revenue Program. Amounts assume performance goals of the two-year performance-based restricted stock program will be achieved at 100% target rate.

(4)

Represents present value of the benefit as of the last day of the 2007 fiscal year. We calculated the present value as of June 30, 2007 using the RP-2000 white collar mortality table (projected to 2007) and a 6.25% discount rate.

(5)	Represents the accrued benefit as of June 30, 2007 actuarially adjusted for early retirement.

(6)	We determined this present value using a discount rate of 6.25% and a medical inflation rate beginning at 9.5% for 2007-2008 and ultimately settling at 5% by 2014.

Potential Payments upon Termination or Change in Control for
George I. Stoeckert

				Involuntary
	Change In			Termination
Payment Elements	Control	Death	Disability	Without Cause	Retirement
	($)	($)	($)	($)	($)
Termination Payment(1)	$965,874	$0	$0	$0	$0
Stock Options(2)	$995,835	$995,835	$995,835	$0	$0
Restricted Stock(3)	$1,401,856	$1,218,875	$1,218,875	$0	$0
Supplemental Officers Retirement Plan(4)	$165,638	$68,310	$236,199	$165,638	$160,462 (5)
Health Coverage(6)	$91,000	$0	$91,000	$91,000	$91,000
Total	$3,620,203	$2,283,020	$2,541,909	$256,638	$251,462
____________________

(1)

Represents payment of one and one-half times of each of (i) highest rate of annual salary during the calendar year in which employment terminates or the year immediately prior to the termination ($409,034) and (ii) average annual bonus for the two most recent completed calendar years ($234,882).

(2)	Assumes all options were exercised on June 30, 2007 at $48.47 per share, the closing price of a share of common stock of the company on the New York Stock Exchange on June 29, 2007.

(3)

Amounts include payment values of time-based restricted stock, one-year performance-based restricted stock, two-year Performance-based restricted stock and, for the change in control scenario only, restricted stock granted pursuant to the Accelerated Revenue Program. Amounts assume performance goals of the two-year performance-based restricted stock program will be achieved at 100% target rate.

(4)

Represents present value of the benefit as of the last day of the 2007 fiscal year. We calculated the present value as of June 30, 2007 using the RP-2000 white collar mortality table (projected to 2007) and a 6.25% discount rate.

(5)	Represents the accrued benefit as of June 30, 2007 actuarially adjusted for early retirement.

(6)	We determined this present value using a discount rate of 6.25% and a medical inflation rate beginning at 9.5% for 2007-2008 and ultimately settling at 5% by 2014.

Payments upon Retirement for
Arthur F. Weinbach

     Mr. Weinbach retired as our chief executive officer on August 31, 2006 and all of his unvested stock options became fully vested at that time. The value of the option spread (the difference between the fair market value of the shares of stock under option and the exercise price of the stock under option) of the options which were accelerated on Mr. Weinbach’s retirement was $6,886,957. In connection with Mr. Weinbach’s retirement, Mr. Weinbach also became entitled to his pension benefit under our Supplemental Officers Retirement Plan. In accordance with the terms of that plan, Mr. Weinbach’s benefits commence at the latter of age 60 or his date of retirement. The present value of Mr. Weinbach’s Supplemental Officers Retirement Plan benefit on June 30, 2007 (the last day of our fiscal year) was $7,229,691. We provide Mr. Weinbach with secretarial support and travel group services. The secretarial support and travel group services have no aggregate incremental cost to us as we pay the cost of the secretary and the travel services group irrespective of whether Mr. Weinbach uses either one. During fiscal year 2007, we provided Mr. Weinbach with a leased automobile, which had an actual cost to us of $13,778. We continue to provide medical coverage to Mr. Weinbach and we determined the present value of his coverage to be $16,000. We determined this present value using a discount rate of 6.25% and a medical inflation rate beginning at 9.5% for 2007-2008 and ultimately settling at 5% by 2014.

AUDIT COMMITTEE REPORT

     The audit committee oversees the financial management of the company, the company’s independent auditors and financial reporting procedures of the company on behalf of the board of directors. In fulfilling its oversight responsibilities, the committee reviewed and discussed the company’s audited financial statements with management, which has primary responsibility for the preparation of the financial statements. In performing its review, the committee discussed the propriety of the application of accounting principles by the company, the reasonableness of significant judgments and estimates used in the preparation of the financial statements, and the clarity of disclosures in the financial statements. Management represented to the audit committee that the company’s financial statements were prepared in accordance with generally accepted accounting principles. The committee also reviewed and discussed the company’s audited financial statements with Deloitte & Touche LLP, an independent registered public accounting firm, the company’s independent auditors for the fiscal year 2007, which is responsible for expressing an opinion on the conformity of the company’s audited financial statements with generally accepted accounting principles.

     During the course of fiscal year 2007, management completed the documentation, testing and evaluation of the company’s system of internal control over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations. The audit committee was kept apprised of the progress of the evaluation and provided oversight and advice to management during the process. In connection with this oversight, the audit committee received periodic updates provided by management and Deloitte & Touche LLP at each audit committee meeting. At the conclusion of the process, management provided the audit committee with, and the audit committee reviewed, a report on the effectiveness of the company’s internal control over financial reporting. The audit committee also reviewed the report of management contained in the annual report on Form 10-K for the fiscal year ended June 30, 2007 filed with the SEC, as well as Deloitte & Touche LLP’s Report of Independent Registered Public Accounting Firm included in the annual report on Form 10-K for the fiscal year ended June 30, 2007 related to its audit of (i) the consolidated financial statements and financial statement schedule, (ii) management’s assessment of the effectiveness of the company’s internal control over financial reporting and (iii) the effectiveness of internal control over financial reporting. The audit committee continues to oversee the company’s efforts related to its internal control over financial reporting and management’s preparations for the evaluation in fiscal year 2007.

     The audit committee has discussed with Deloitte & Touche LLP the matters that are required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), as amended. Deloitte & Touche LLP has provided to the committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the committee discussed with Deloitte & Touche LLP the firm’s independence, including the matters in those written disclosures. The committee also considered whether Deloitte & Touche LLP’s provision of non-audit services to the company and its affiliates and the fees and costs billed and expected to be billed by Deloitte & Touche LLP for those services, is compatible with Deloitte & Touche LLP’s independence. The audit committee has discussed with the company’s internal auditors and with Deloitte & Touche LLP, with and without management present, their evaluations of the company’s internal accounting controls and the overall quality of the company’s financial reporting.

     In addition, the committee discussed with management, and took into consideration when issuing this report, the Auditor Independence Policy, which prohibits the company or any of its affiliates from entering into most non-audit related consulting arrangements with its independent auditors on a going-forward basis. The Auditor Independence Policy is discussed in further detail below under “Independent Registered Public Accounting Firms’ Fees.”

     Based on the considerations referred to above, the audit committee recommended to the board of directors that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended June 30, 2007. In addition, the committee appointed Deloitte & Touche LLP as the independent auditors for the company for the fiscal year 2008, subject to the ratification by the stockholders at the 2007 Annual Meeting of Stockholders.

Audit Committee
of the Board of Directors

Leon G. Cooperman, Chairman
Gregory D. Brenneman
R. Glenn Hubbard

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS’ FEES

     In addition to retaining Deloitte & Touche LLP to audit the consolidated financial statements for fiscal year 2007, the audit committee retained Deloitte & Touche LLP to provide various services in fiscal year 2007 and fiscal year 2006. The aggregate fees billed by Deloitte & Touche LLP in fiscal year 2007 and fiscal year 2006 for these various services were:

Type of Fees	FY 2007	FY 2006
	($ in thousands)
Audit Fees	$6,208	$5,834
Audit-Related Fees	$8,384	$5,352
Tax Fees	$1,027	$1,034
All Other Fees	$0	$0
Total	$15,619	$12,220

     In the above table, in accordance with SEC definitions, “audit fees” are fees we paid Deloitte & Touche LLP for professional services for the audit of the company’s consolidated financial statements included in our annual report on Form 10-K and review of financial statements included in our quarterly reports on Form 10-Q, services that are normally provided by Deloitte & Touche LLP in connection with statutory and regulatory filings or engagements or any other services performed by Deloitte & Touche LLP to comply with generally accepted auditing standards, as well as the fees for the audit of management’s assessment of internal control over financial reporting, as required by the Sarbanes-Oxley Act of 2002, Section 404; “audit-related fees” are fees billed by Deloitte & Touche LLP for assurance and related services that are typically performed by the independent public accountant (e.g., due diligence services, employee benefit plan audits and internal control reviews); “tax fees” are fees for tax compliance, tax advice and tax planning; and “all other fees” are fees billed by Deloitte & Touche LLP to the company for any services not included in the first three categories.

     The board of directors has adopted an auditor independence policy that prohibits our independent auditors from providing:

  bookkeeping or other services related to the accounting records or financial statements of the company;

  financial information systems design and implementation services;

  appraisal or valuation services, fairness opinions or contribution-in-kind reports;

  actuarial services;

  internal audit outsourcing services;

  management functions or human resources;

  broker or dealer, investment adviser or investment banking services;

  legal services and expert services unrelated to the audit; and

  any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

     The independent auditors are only permitted to provide services to the company that have been pre-approved by the audit committee. All services provided to us by the independent auditors in fiscal year 2007 and fiscal year 2006 were pre-approved by the audit committee. The independent auditors may only perform non-prohibited non-audit services that have been specifically approved in advance by the audit committee, regardless of the dollar value of the services to be provided. In addition, before the audit committee will consider granting its approval, the company’s management must have determined that such specific non-prohibited non-audit services can be best performed by the independent auditors based on its in-depth knowledge of our business, processes and policies. The audit committee, as part of its approval process, considers the potential impact of any proposed work on the independent auditors’ independence.

PROPOSAL 2

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     At the Annual Meeting of Stockholders, the stockholders will vote on the ratification of the appointment by the audit committee of Deloitte & Touche LLP, an independent registered public accounting firm, as the independent certified public accountants to audit the accounts of the company and its subsidiaries for the fiscal year that began on July 1, 2007. Deloitte & Touche LLP is a member of the SEC Practice Section of the American Institute of Certified Public Accountants. A representative of Deloitte & Touche LLP will be present at the Annual Meeting of Stockholders and will have an opportunity to make a statement if he or she desires. He or she will be available to answer appropriate questions.

Stockholder Approval Required

     The affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote thereon at the meeting of stockholders is required to ratify Deloitte & Touche LLP’s appointment as the company’s independent auditors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT AUDITORS.

OTHER MATTERS

     So far as the board of directors is aware, only the aforementioned matters will be acted upon at the meeting. If any other matters properly come before the meeting, the accompanying proxy may be voted on such other matters in accordance with the best judgment of the person or persons voting said proxy.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     We believe that during the fiscal year ended June 30, 2007, all filing requirements under Section 16(a) of the Exchange Act applicable to our non-employee directors and beneficial owners have been complied with. We also believe that during the fiscal year ended June 30, 2007, all such filing requirements applicable to our officers have been complied with, except that there was an inadvertent omission to timely file Forms 5 on behalf of all officers who were required to file such forms, which was subsequently remedied by filing Forms 5 in September 2006.

STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at the 2008 Annual Meeting of Stockholders must be received by the company for inclusion in the 2008 Proxy Statement no later than May 30, 2008. Any stockholder proposal that is not submitted for inclusion in the 2008 Proxy Statement but is instead sought to be presented directly at the 2008 Annual Meeting of Stockholders must be received by the company by August 12, 2008.

ANNUAL REPORT

     Our Summary Annual Report and annual report on Form 10-K for the fiscal year ended June 30, 2007, which are not a part of the proxy soliciting material, are being mailed to our stockholders together with this proxy statement.

ACCESS TO PROXY MATERIALS, ANNUAL REPORT AND OTHER DOCUMENTS

     This proxy statement and our Summary Annual Report and annual report on Form 10-K for the fiscal year ended June 30, 2007 may be viewed online at http://www.investquest.com/iq/a/adp/fin/proxy/index.htm. Stockholders of record may elect to view future proxy statements and annual reports over the Internet rather than receiving paper copies in the mail and can thereby save the company the cost of producing and mailing these documents. If you vote your shares over the Internet this year, you will be given the opportunity to choose electronic access at the time you vote. You can also choose electronic access by following the instructions that you will receive in connection with next year’s annual meeting of stockholders. Stockholders who choose electronic access will receive an e-mail next year containing the Internet address to use to access the proxy statement and annual report. Your choice will remain in effect until you cancel it. You do not have to elect Internet access each year.

     The company has established Corporate Governance Principles, a Code of Business Conduct and Ethics, and a Code of Ethics for its Principal Executive Officer and Senior Financial Officers. In addition, each committee of our board of directors—audit, compensation and nominating/corporate governance—acts under a written charter. All of these documents may be viewed online on the company’s website at www.adp.com under “Governance” in the “About ADP” section, except for the Code of Business Conduct and Ethics and Code of Ethics for its Principal Executive Officer and Senior Financial Officers, which may be found under “Ethics” in the “About ADP” section. In addition, these documents are available in print to any stockholder who requests them by writing to Investor Relations at the company’s headquarters.

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS

     In accordance with notices previously sent to stockholders, we are delivering one Proxy Statement, Summary Annual Report and annual report on Form 10-K for the fiscal year ended June 30, 2007 in one envelope addressed to all stockholders who share a single address unless they have notified us that they wish to “opt out” of the program known as “householding.” Householding is intended to reduce our printing and postage costs.

     If you are a registered stockholder and you choose not to have the aforementioned disclosure documents sent to a single household address as described above, you must “opt-out” by writing to Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717 or by calling 1-800-542-1061 and we will cease householding all such disclosure documents within 30 days. If we do not receive instructions to remove your account(s) from this service, your account(s) will continue to be “householded” until we notify you otherwise.

     If you own our common stock in nominee name (such as through a broker), information regarding householding of disclosure documents should have been forwarded to you by your broker.

MISCELLANEOUS

     All interested parties who wish to communicate with the board of directors or the non-management directors, individually or as a group, may do so by sending a detailed letter to P.O. Box 34, Roseland, New Jersey 07068, leaving a message for a return call at 973-974-5770 or sending an email to adp_audit_committee@adp.com. Communications from all interested parties will be relayed to the non-management director to which such communication is addressed, if applicable, or to the most appropriate committee chairperson, the chairman of the board or the full board of directors, unless, in any case, they are outside the scope of matters considered by the board of directors or duplicative of other communications previously forwarded to the board of directors. Communications to the board of directors, the non-management directors or to any individual director that relate to the company’s accounting, internal accounting controls or auditing matters are referred to the chairperson of the audit committee.

     It is the company’s policy that members of the board of directors attend the Annual Meetings of Stockholders. All of the current members of the board of directors that were elected at last year’s meeting attended our 2006 Annual Meeting of Stockholders.

For the Board of Directors

James B. Benson
Secretary

Roseland, New Jersey
September 26, 2007

AUTOMATIC DATA PROCESSING, INC. PROXY SERVICES P.O. BOX 9163 FARMINGDALE, NY 11735

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and follow the instructions.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Automatic Data Processing, Inc. c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. All proxy cards must be received by the day before the cut-off date or the meeting date.

ADMISSION TICKET

Please retain and present this top portion of the proxy card as your admission ticket together with a valid picture identification to gain admittance to the Annual Meeting.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	ADPRC1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
AUTOMATIC DATA PROCESSING, INC.

The Board of Directors recommends a vote FOR the proposals regarding:

(1)	Election of Directors
	Nominees:

	01)	Gregory D. Brenneman	06)	R. Glenn Hubbard
	02)	Leslie A. Brun	07)	John P. Jones
	03)	Gary C. Butler	08)	Frederic V. Malek
	04)	Leon G. Cooperman	09)	Gregory L. Summe
	05)	Eric C. Fast	10)	Henry Taub

For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

☐	☐	☐

To vote against all nominees, mark "Withhold All" above. To vote against an individual nominee, mark "For All Except" and write the nominee's number on the line above.

	For	Against	Abstain

(2) Appointment of Deloitte & Touche LLP	☐	☐	☐

The proxies will vote in their discretion upon any and all other matters which may properly come before the meeting or any adjournment thereof.

Please sign below exactly as the name(s) appear(s) on the stock certificate (as indicated hereon). If the shares are issued in the names of two or more persons, all such persons must sign the proxy.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

September 26, 2007

Dear Stockholder:

     You are cordially invited to join us at the 2007 Annual Meeting of Stockholders of Automatic Data Processing, Inc. This year’s meeting will be held at the corporate offices of the Company at One ADP Boulevard, Roseland, New Jersey, on Tuesday, November 13, 2007, starting at 10:00 a.m. I hope you will be able to attend. At the meeting we will (i) elect directors and (ii) vote on the appointment of Deloitte & Touche LLP as the Company's independent certified public accountants.

     It is important that these shares be voted, whether or not you plan to be present at the meeting. You should specify your choices by marking the appropriate boxes on the proxy form on the reverse side, and date, sign and return your proxy form in the enclosed, postage-paid return envelope as promptly as possible. Alternatively, you may vote by phone or the Internet, as described on the reverse side. If you date, sign and return your proxy form without specifying your choices, these shares will be voted in accordance with the recommendation of your directors.

     Please retain and present this top portion of the proxy card as your admission ticket together with a valid picture identification to gain admittance to the meeting. This ticket will admit only the stockholder listed on the reverse side and is not transferable. If these shares are in the name of your broker or bank or you received your proxy materials electronically, you will need to bring evidence of the stock ownership, such as the most recent brokerage account statement.

     As in the past years, we will discuss the business of the Company and its subsidiaries during the meeting. I welcome your comments and suggestions, and we will provide time during the meeting for questions from stockholders. I am looking forward to seeing you at the meeting.

Sincerely,

Gary C. Butler
President and Chief Executive Officer

Proxy

This proxy is solicited on behalf of the Board of Directors

Properly executed proxies received by the day before the cut-off date or the meeting date will be voted as marked and, if not marked, will be voted FOR the election of the nominees listed in the accompanying Proxy Statement and FOR proposal (2) on the reverse side.

The undersigned hereby appoints Leslie A. Brun and Gary C. Butler, and each of them, attorneys and proxies with full power of substitution, in the name, place and stead of the undersigned, to vote as proxy at the 2007 Annual Meeting of Stockholders of Automatic Data Processing, Inc. to be held at the corporate offices of the Company, ONE ADP BOULEVARD, ROSELAND, NEW JERSEY, on Tuesday, November 13, 2007 at 10:00 a.m., or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to cast if personally present.

If shares of Automatic Data Processing, Inc. Common Stock are issued to or held for the account of the undersigned under employee plans and voting rights attach to such shares (any of such plans, a “Voting Plan”), then the undersigned hereby directs the respective fiduciary of each applicable Voting Plan to vote all shares of Automatic Data Processing, Inc. Common Stock in the undersigned’s name and/or account under such Voting Plan in accordance with the instructions given herein, at the Annual Meeting and at any adjournments or postponements thereof, on all matters properly coming before the Annual Meeting, including but not limited to the matters set forth on the reverse side.

Either of said attorneys and proxies or substitutes, who shall be present at such meeting or at any adjournment or adjournments thereof, shall have all the powers granted to such attorneys and proxies.

Please date, sign and mail the proxy promptly in the self-addressed return envelope which requires no postage if mailed in the United States. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. If shares are held jointly, both owners should sign. Alternatively, you may vote by phone or the Internet, as described in the instructions on the reverse side.